Exhibit 10.47

COMMERCIAL OUTSOURCING SERVICES AGREEMENT

This Commercial Outsourcing Services Agreement (“Agreement”) is entered into as of October     , 2008 (the “Effective Date”) by INTEGRATED COMMERCIALIZATION SOLUTIONS, INC., a California corporation (“ICS”) and AMAG PHARMACEUTICALS, INC., a Delaware corporation (the “Company”).

RECITALS

A.            Company is, among other things, in the business of manufacturing, selling and distributing pharmaceutical products, including those listed on Schedule A (“Products”);

B.            ICS is, among other things, in the business of providing commercialization services for pharmaceutical products;

C.            The Company desires to engage ICS as its agent to provide certain commercialization services related to Products pursuant to this Agreement; and

D.            ICS desires to provide such commercialization services to the Company as its agent pursuant to this Agreement.

AGREEMENT

NOW, THEREFORE, the parties hereby agree as follows:

1.             Appointment As Exclusive Agent

The Company hereby appoints ICS as the exclusive provider of Services (as defined in Section 2) for Products sold to the Company’s customers (“Customers”) in the United States, Guam, Puerto Rico and the U.S. Territories during the Term (as defined in Section 4.1), as provided in this Agreement.

2.             Services To Be Performed

The Company hereby engages ICS to provide the following services with respect to Products (“Services”):

2.1          Customer Services as described in Exhibit B.

2.2          Warehousing and Inventory Program Services as described in Exhibit C.

2.3          Distribution Services as described in Exhibit D.

2.4          Contract Administration and Chargeback Processing as described in Exhibit E.

2.5          Accounts Receivable Management and Cash Applications as described in Exhibit F.

2.6          Financial Management Services as described in Exhibit G.

2.7          Information Technology Services as described in Exhibit H.

2.8          Government Contracting and Reporting Services as described in Exhibit I.

2.9          Solely for the limited purpose of compliance with the pedigree requirements of the Prescription Drug Marketing Act and any similar state laws, ICS shall be considered an

“Authorized Distributor of Record” for the Products and a third party logistics provider who does not take title to Product or have general responsibility to direct the Product’s sale or disposition.  The foregoing shall not be construed in a manner that results in ICS being considered a distributor or wholesaler for any other purpose or under any other law or regulation.

2.10        ICS will not be responsible for collection or payment of any Taxes on behalf of the Company.

2.11        Capitalized words used without definition in this Agreement will each have the meaning in Schedule C.

3.             Compensation - Fees For Services

3.1          Compensation.  The Company will compensate ICS for Services in accordance with Schedule B.  ICS will provide monthly invoices for fees for Services to the Company, and will bill the Company for any pass through charges that have been previously approved (except freight) by the Company on a monthly basis or as ICS is billed.  The Company will notify ICS of any disputed charges in writing within 30 days of the date of the invoice covering such charges.  In the absence of any such notice of dispute, all invoices will be deemed to be correct and due in full within 30 days of the invoice date.  If the Company disputes a portion of an invoice, the Company shall pay the undisputed portion of the invoice within 30 days of the invoice date.  A late fee of 1.5% per month (or any portion thereof) will be charged as of the due date on all amounts not paid within thirty (30) days of the invoice date, except any amount disputed by the Company in good faith.  If any dispute is resolved in favor of ICS, the Company will pay the applicable late fee on such amount from the original due date.

3.2          Cost Adjustment.  If ICS can reasonably demonstrate to the Company that the costs to ICS for providing Services have materially increased (or are reasonably likely to increase materially during the following twelve (12) month period of the Term) as a result of any changes in the Requirements of Law, including the adoption of any new Requirements of Law impacting Services, then ICS may increase the applicable component of the fees for such Services provided in Schedule B (“Cost Adjustment”).  ICS will notify the Company of any proposed Cost Adjustment at least one hundred fifty (150) days prior to its effective date.  All Cost Adjustments will be determined under generally accepted accounting principles (GAAP) and cost allocation methods applied on a consistent basis.  If the Company objects to any Cost Adjustment and the parties are unable in good faith to resolve such objection to the reasonable satisfaction of both parties, then either party may terminate this Agreement upon ninety (90) days’ prior written notice to the other party.

3.3          Program Ready Date. If the Company requests that ICS delay the launch of Services beyond the agreed-upon date on the signatory page (the “Program Launch Date”), the Company will pay ICS a program ready fee and any associated expenses as specified in Schedule B, including reasonable out-of-pocket costs and other expenses.  The Company will give ICS at least [***] written notice of changes to the Program Launch Date.  Program ready fees will continue until the Program Launch Date.  After the Program Launch Date, the Company will pay applicable monthly program fees.  For the first month during which Services are provided, ICS will prorate any difference between program ready fees and applicable monthly program fees.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

4.             Term And Termination

4.1          Initial Term.  This Agreement will be effective as of the Effective Date and will continue for [***] years (the “Term”) unless sooner terminated.  The Term may be extended upon written mutual agreement of the parties, such extension to be negotiated in good faith six (6) months prior to the expiration of the Term.

4.2          Termination For Breach.

4.2.1       If a party fails to pay any amount due to the other party under this Agreement, the other party may provide notice to the non-paying party specifying the amount due and notifying the non-paying party that the other party may terminate this Agreement if the non-paying party fails to pay the amount due within five days of the date the notice is received.  If the non-paying party fails to pay the amount due within five days of the date the notice is received, the other party may terminate this Agreement immediately and, in such event, shall provide written notice thereof to the non-paying party; provided that if such breach occurs more than three times during any 12-month period, the non-breaching party may terminate this Agreement upon five days’ written notice without any opportunity for cure.

4.2.2       If a party fails to perform any other material obligation under this Agreement, the other party may provide notice to the breaching party describing the breach in detail and notifying the breaching party that the other party may terminate this Agreement if the breaching party’s failure to perform is not cured within 30 days of the date of the notice.  If the breaching party’s failure to perform is not cured within 30 days of the date of the notice, then the other party may terminate this Agreement immediately and, in such event, shall provide written notice thereof to the non-paying party; provided that (i) if the breaching party has begun to cure a non-monetary breach within such 30 days, but such cure is not completed to the non-breaching party’s reasonable satisfaction within such 30 days, the breaching party will have up to an additional 30 days to complete such cure (it being understood that if such cure is not completed to the non-breaching party’s reasonable satisfaction within such supplemental 30-day period, then the non-breaching party may terminate this Agreement immediately upon written notice to the breaching party), and (ii) if such breach occurs more than three times during any 12-month period, the non-breaching party may terminate this Agreement upon 30 days’ written notice without any opportunity for cure.

4.3          Termination For Specific Events.  Either party may immediately terminate this Agreement upon written notice to the other party upon the other party’s: (a) filing an application for or consenting to appointment of a trustee, receiver or custodian of its assets; (b) having an order for relief entered in Bankruptcy Code proceedings; (c) making a general assignment for the benefit of creditors; (d) having a trustee, receiver, or custodian of its assets appointed unless proceedings and the person appointed are dismissed within 30 days; (e) insolvency within the meaning of Uniform Commercial Code Section 1-201 or failing generally to pay its debts as they become due within the meaning of Bankruptcy Code Section 303(h)(1), as amended; or, (f) certification in writing of its inability to pay its debts as they become due (and either party may periodically require the other to certify its ability to pay its debts as they become due) (each, a “Bankruptcy Event”).  Each party agrees to provide immediate notice to the other party upon a Bankruptcy Event.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

4.4          [***]

4.5          [***]

4.6          Expenses. Within five days of expiration or earlier termination of this Agreement for any reason, the Company will (a) pay ICS any amount owed up to the effective date of termination; (b) return to ICS all hardware, software and other equipment provided to Company by ICS, or pay to ICS the replacement cost of items not returned; and (c) pay non-recoverable out-of-pocket expenses for telecommunication, facsimile, postage, shipping and other services incurred by ICS up to the effective date of termination.

4.7          Survival.  Accrued payment, indemnity, intellectual property and confidentiality obligations, and any provision if its context shows that the parties intended it to survive, will survive expiration or termination of this Agreement and, except as expressly provided, expiration or termination will not affect any obligations arising prior to the expiration or termination date.

5.             Recalls; Other FDA Issues

5.1          Recalls.  If the Company conducts a recall, market withdrawal or field correction of any Products (“Recall”), the Company will conduct the Recall or designate a third party to do so and be responsible for all Recall expenses.  ICS will comply with the Company’s reasonable requests in the Recall.  To the extent that the Recall was not due to ICS’s negligence, the Company will pay or reimburse ICS’s Recall expenses (including reasonable attorneys’ fees).  To that extent that  the Recall was due to ICS’s negligence, ICS will pay or reimburse the Company’s reasonable documented out-of-pocket Recall expenses (including reasonable attorneys’ fees).  Each party will use its best efforts to minimize Recall expenses.  The Company will notify ICS of any proposed Recall as soon as possible and, in any event, will do so within forty-eight (48) hours of initiating a Recall.

5.2          Government Notices.  Each party will provide the other with a copy of any correspondence or notices it receives from the FDA, DEA or any counterpart state agency specifically relating to Services or relating to a material violation of any kind that is related to the Product, whether such violation resulted from an act or omission by the Company or by ICS, as soon as possible but no later than three (3) business days following such receipt.  In addition, ICS will provide the Company with any notice relating to Products promptly upon its receipt.  Each party will also provide the other with concurrent copies of any responses to any such correspondence or notices (e.g., such as an FDA 483 notice, warning letters, untitled regulatory letters and establishment inspection reports).  Where reasonably possible, ICS will give prior notice to the Company of any scheduled FDA or DEA inspections of ICS’s facilities specifically relating to any Products, and, if reasonably possible, will afford the Company the opportunity to be present at such inspection and to review and contribute to any written response, to the extent permitted by law.

6.             Legal Compliance

6.1          General.  During the Term, each party will comply with all Requirements of Law.  ICS will comply with Requirements of Law related to storage, handling and distribution of

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Products.  The Company will comply with Requirements of Law related to importation, manufacture, distribution, labeling, storage, sale and handling of Products.

6.2          Food and Drug Act.  The Company hereby represents and warrants to ICS that, during the Term (a) no Products delivered by or on behalf of the Company to or on the order of ICS will be, at the time of shipment or delivery, adulterated, misbranded or otherwise prohibited within the meaning of the Act or within the meaning of any applicable state or local law, (b) Products will be, at the time of shipment and delivery to ICS, merchandise that may be introduced and delivered into interstate commerce under the provisions of Sections 404 or 405 of the Act, (c) all Products will be the subject of a duly approved NDA or ANDA and may be legally transported or sold under Requirements of Law, (d) the Company owns or holds the duly approved NDA or ANDA for the Products, or is otherwise considered the “manufacturer” of all Products under the Act and within the meaning of any other applicable federal, state or local law, and (e) all Products will have been approved by each applicable Governmental Authority for commercial sale and shipment within the United States.

7.             Representations And Warranties

7.1          By the Company.  The Company represents and warrants to ICS that: (a) it has authority to enter into and perform this Agreement without restriction and this Agreement is a valid and binding obligation of the Company, (b) execution, delivery and performance of this Agreement by the Company has been duly authorized by all necessary corporate actions, (c) the Company will obtain and will maintain, in full force and effect, all licenses and permits required under applicable law for the Company to sell and distribute Products under this Agreement prior to the initiation of such sale and distribution, (d) as of the Effective Date, there is no proceeding or investigation pending or threatened that questions validity of this Agreement, marketing authorizations related to Products or actions pursuant to this Agreement, and (e) as of the date that the first Product is distributed by ICS to a customer under this Agreement, no approvals, consents, orders or authorizations of or designation, registration, declaration or filing with any Governmental authority (within the United State) are required for Company’s performance of its obligations under this Agreement, other than any approval already obtained.

7.2          By ICS.  ICS represents and warrants to the Company that: (a) it has authority to enter into and perform this Agreement without restriction and this Agreement is a valid and binding obligation of ICS, (b) execution, delivery and performance of this Agreement by ICS has been duly authorized by all necessary corporate actions, (c) ICS has and will maintain in full force and effect, all licenses and permits required under applicable law for ICS to perform the Services under this Agreement, (d) as of the Effective Date, there is no proceeding or investigation pending or threatened that questions validity of this Agreement, ICS’s licenses to warehouse and distribute pharmaceuticals, or any actions pursuant to this Agreement, and (e) as of the date that the first Product is distributed by ICS to a customer under this Agreement, no approval of or filing with any Governmental Authority (within the United States) is required for ICS to perform Services, other than any approvals already obtained.

7.3          Notice of Changes.  The Company and ICS will give prompt written notice to the other if it becomes aware during the Term of any action or development that would cause any warranty in this Section 7 to become untrue.

8.             Trademarks/Data

Neither party may use the other party’s name, trademarks, service marks, logos, other similar marks, other intellectual property, or other data or information in any manner without its prior written approval, except to satisfy its obligations under this Agreement.  Data and information that belong to the Company will be any data and information related to Products (including sales information), except ICS Data.  “ICS Data” means data and information that (i) relates to ICS’s processes, reports and services provided to the Company under this Agreement or to its business relationships and transactions with other suppliers, but is not specific to Products or the Company, and (ii) was independently developed by ICS or its Affiliates without use of Company’s Confidential Information.  ICS Data, including information and data relating to any of ICS’s customers and their profiles, and any derivative works or aggregations of ICS Data belongs to ICS.

9.             Confidentiality

9.1          Existing Agreement.  The parties have previously executed a written Confidentiality Agreement (“Confidentiality Agreement”), attached as Schedule D.  The parties will abide by its provisions during the Term and for at least five (5) years thereafter, regardless of any shorter term in the Confidentiality Agreement.

9.2          Termination.  Upon expiration or termination of this Agreement for any reason each party will promptly return to the other party all documents and other material containing Confidential Information (as defined in the Confidentiality Agreement), including copies, other than those which a party is reasonably required to maintain for legal, tax or valid business purposes, or if authorized in writing by Company, certify to the other party that it has destroyed all such documentation and other materials.

10.           Remedies

10.1        Generally.  Rights and remedies under this Agreement are cumulative and in addition to any other available rights or remedies under any agreement, at law or in equity.

10.2        Equitable Relief.  If either party violates or threatens to violate Recall, Legal Compliance, Trademark/Data infringement, Confidentiality or other provisions of this Agreement, the other party may suffer irreparable harm and its remedies at law may be inadequate.  Accordingly, the other party may seek equitable relief.

10.3        Breach by the Company.  Either company acknowledges the difficulty (if not the impossibility) of ascertaining the amount of damages that would be suffered by either on account of the loss of monthly fees or revenues that it would have earned during the remaining months of the Term (the “Lost Profits”), if either party terminates this Agreement following a breach by either company.  Accordingly, either company agrees that if either party terminates this Agreement during the Term following a breach by either company, then, as liquidated damages and not as a penalty, the measure of damages payable to either company for the Lost Profits shall be equal to [***] of the aggregate amount of all fees or revenues and other sums that, in absence of such breach, would have been paid by the Company to ICS under this Agreement for the remaining months of the Term[***] with such fees and other sums to be based on the average monthly amount paid or owed by the Company to ICS during the six months preceding such breach (or such shorter time as the Agreement has been in effect) or

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

for company the average monthly amount of revenues booked into sales.  The liquidated damages are intended to compensate either company for Lost Profits only.  Either company does not waive and expressly reserves its rights with respect to all other claims or amounts due under this Agreement and the Continuing Guaranty (as defined in Section 13 below).  Accordingly, the Lost Profits shall not constitute damages or compensation for any other breach of this Agreement or any other obligation of either company, including but not limited to any claim for indemnification under Section 11 of this Agreement or the Continuing Guaranty.

10.4        LIMITATIONS.  EXCEPT FOR EACH PARTY’S OBLIGATIONS OF CONFIDENTIALITY UNDER SECTION 9, INDEMNIFICATION UNDER SECTIONS 11.1 AND 11.2, AND INTELLECTUAL PROPERTY UNDER SECTION 12:

(A)          SUBJECT TO SECTION 10.3 ABOVE, NO PARTY WILL BE LIABLE TO ANY OTHER PARTY FOR ANY CONSEQUENTIAL, INCIDENTAL, INDIRECT, SPECIAL OR OTHER SIMILAR DAMAGES ARISING OUT OF OR IN CONNECTION WITH A BREACH OF THIS AGREEMENT, PROVIDED THAT ANY LOSS DUE TO DAMAGE OR LOSS OF PRODUCTS WILL BE BASED UPON THE COMPANY’S COST OF MANUFACTURING OR ACQUIRING PRODUCTS, NOT ITS SELLING COST;

(B)          Subject to Section 10.4(A) above, the Company shall bear all risk of loss or damage with respect to the Product warehoused by ICS except to the extent loss or damage results from the [***].  As used in this Section 10.4(B), the “net amount earned by ICS” shall be calculated in the same manner as lost profits are calculated under Section 10.3.  This Section 10.4(B) shall  not apply to any claim subject to indemnification under Section 11 that is brought by a third party.

(C)          [***]

11.           Indemnification

11.1        By the Company.  The Company will defend, indemnify and hold harmless ICS and its Related Parties from and against all claims, liabilities, losses, damages, costs and expenses, including reasonable attorneys’ fees (collectively, “Claims”) brought by third parties or the Company’s employees caused by or arising from any (a) act or omission of the Company or its Related Parties, (b) failure of the Company to perform its obligations or to comply with Requirements of Law, (c) breach of any warranty made by the Company in this Agreement (d) claims of patent, trademark, copyright or other infringement related to Products, (e) storage, handling, use, non-use, demonstration, consumption, ingestion, digestion, manufacture, production and assembly of Products and their transportation to ICS, or (f) Taxes imposed against ICS or its Related Parties; provided, however, the Company will have no obligations under this Section 11.1 for any Claims to the extent caused by any negligent act or omission of ICS or its Related Parties.

11.2        By ICS.  ICS will defend, indemnify and hold harmless the Company and its Related Parties from and against all Claims brought by third parties or ICS’s employees against

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

the Company or its Related Parties caused by or arising from any (a) negligent act or omission of ICS or its Related Parties, (b) failure of ICS to perform its obligations or to comply with Requirements of Law, (c) breach of any warranty made by ICS in this Agreement, or (d) making by ICS of representations or warranties with respect to Products to the extent not authorized by the Company; provided, however, that ICS will have no obligations under this Section 11.2 for any Claims to the extent caused by any negligent act or omission of the Company or its Related Parties.

11.3        Procedures.  The obligations and liabilities of the parties with respect to Claims subject to indemnification under this Section 11, (“Indemnified Claims”), will be subject to the following terms and conditions:

11.3.1     The party claiming a right to indemnification hereunder (“Indemnified Person”) will give prompt written notice to the indemnifying party (“Indemnifying Person”) of any Indemnified Claim, stating its nature, basis and amount, to the extent known.  Each such notice will be accompanied by copies of all relevant documentation, including any summons, complaint or other pleading that may have been served or any written demand or other document.

11.3.2     With respect to any Indemnified Claim: (a) the Indemnifying Person will defend or settle the Indemnified Claim, subject to provisions of this subsection, (b) the Indemnified Person will, at the Indemnifying Person’s sole cost and expense, cooperate in the defense by providing access to witnesses and evidence available to it, (c) the Indemnified Person will have the right to participate in any defense at its own cost and expense to the extent that, in its judgment, the Indemnified Person may otherwise be prejudiced thereby, (d) the Indemnified Person will not settle, offer to settle or admit liability in any Indemnified Claim without the written consent of an officer of the Indemnifying Person, and (e) the Indemnifying Person will not settle, offer to settle or admit liability as to any Indemnified Claim in which it controls the defense if such settlement, offer or admission contains any admission of fault or guilt on the part of the Indemnified Person, or would impose any liability or other restriction or encumbrance on the Indemnified Person, without the written consent of an officer of the Indemnified Person.

11.3.3     Each party will cooperate with, and comply with all reasonable requests of, each other party and act in a reasonable and good faith manner to minimize the scope of any Indemnified Claim.

12.           Intellectual Property

All concepts, inventions, ideas, patent rights, data, trademarks, and copyrights that are developed by ICS in its performance of this Agreement and are related to Products will remain exclusive property of the Company, except those that are related solely to ICS Data (as defined in Section 8 above).  Any concepts, inventions, ideas, patent rights, data, trademarks, and copyrights that are developed by ICS (including its Affiliates) and that relate solely to ICS Data or ICS’s generally applicable methods for providing reports, processes and services will remain the exclusive property of ICS.

13.           Insurance

13.1        By the Company.  During the Term, the Company will maintain: (a) casualty and theft or loss insurance in amounts sufficient to protect all Products and other materials consigned to ICS, and (b) products liability and commercial general liability insurance having a limit of not less than five million dollars ($5,000,000.00) per occurrence, Combined Single Limit (Bodily Injury and Property Damage), pursuant to one or more insurance policies with reputable insurance carriers having a Best’s Rating of A VII or otherwise as reasonably approved by ICS.  The Company will designate ICS and its Related Parties as “additional insureds” under each such insurance policy.  The Company will obtain a broad form vendor’s endorsement for products liability for ICS and its Related Parties.  Within thirty (30) days after the Effective Date, the Company will provide to ICS a certificate of insurance indicating that such obligations have been satisfied.  As a condition precedent to the effectiveness of this Agreement, the Company will execute the Continuing Guaranty and Indemnification Agreement attached as Exhibit A (the “Continuing Guaranty”)

13.2        By ICS.  During the Term, ICS will maintain the following insurance:

13.2.1     Workers’ Compensation.  Workers’ compensation statutory coverage as required by law in states where Services are performed;

13.2.2     Employer’s Liability.  Employer’s liability insurance with a limit of $500,000 for bodily injury by accident per person, $500,000 for bodily injury by accident, all persons and $500,000 bodily injury by disease policy limit;

13.2.3     General Liability.  Commercial general liability insurance, including personal injury blanket contractual liability and broad form property damage, with a $1,000,000 combined single limit;

13.2.4     Umbrella Liability.  Umbrella liability insurance in the amount of $5,000,000 per occurrence and aggregate;

13.2.5     Property Insurance.  Property insurance covering the business property of ICS and others while at any unnamed location in the amount of $1,000,000; and

13.2.6  Other.  ICS will not be obligated to insure Products against any loss or damage to Products arising from the shipment or storage of Products at the ICS Facility.

13.2.7     The insurance required by Section 13 may be made up through a combination of a commercially reasonable self-insured retention program and traditional insurance.

13.3        Notice and Proof of Insurance.  Throughout the Term, ICS will (a) provide prompt written notice to the Company in the event ICS becomes aware or is notified that the insurance described in Section 13.2 will be materially adversely modified or cancelled and (b) provide the Company with proof of such insurance.

14.           Notices

Notices will be in writing and will be delivered personally (which will include delivery by courier or reputable overnight delivery service) or sent by certified mail, postage and fee prepaid, return receipt requested, to the address on the signature page.  Items delivered personally will be deemed delivered on the date of actual delivery.  Items sent by certified mail will be deemed delivered on the date the return receipt is signed.  A party may change its contact information by a written notice delivered in accordance with this Section 14.

15.           Governing Law

This Agreement and the rights and obligations of the parties under this Agreement will be construed and interpreted under the internal laws of the State of Delaware, excluding its conflict and choice of law principles.  The successful party in any legal action arising out of this

Agreement, including enforcing its rights in a bankruptcy proceeding, may recover all costs, including reasonable attorneys’ fees.

16.           Severability

If any court determines a provision of this Agreement is invalid, such holding will not affect the validity of other provisions and they will remain in effect.

17.           Complete Agreement; Amendments; Counterparts; Waivers; Signatures.

This Agreement and its schedules and exhibits, including the Confidentiality Agreement and Continuing Guaranty, contain the entire agreement between the parties and supersede any prior oral and written representations by the parties that relate to the subject matter of this Agreement.  This Agreement may not be amended, supplemented or waived in any respect without written agreement of both parties, signed by their respective authorized representatives.  This Agreement may be executed in one or more counterparts, which will together constitute but one agreement and each of which will be an original.  A party’s failure to insist, in one or more instances, upon performance of any provision of this Agreement will not be construed as a waiver of its right and the other party’s obligations will continue in full force.  Either party’s consent to any act by the other party on any occasion will not be deemed consent on any other occasion.  Facsimile transmissions bearing a party’s signature will for all purposes be deemed an original.  In the event of a conflict between the terms and conditions of the body of this Agreement and those set forth in any schedules or exhibits attached hereto or incorporated herein by reference, the terms set forth in the body of this Agreement will take precedence and control, except with respect to the Continuing Guaranty, which shall supersede any conflicting terms herein.

18.           Force Majeure

If the performance of any part of this Agreement by any party will be affected for any length of time by fire or other casualty, government restrictions, war, terrorism, riots, strikes or labor disputes, lock out, transportation delays, electronic disruptions, internet, telecommunication or electrical system failures or interruptions, and acts of God, or any other cause which is beyond control of a party (financial inability excepted), such party will not be responsible for delay or failure of performance of this Agreement for such length of time, provided, however, (a) the affected party will cooperate with and comply with all reasonable requests of the non-affected party to facilitate Services to the extent possible, and (b) the obligation of one party to pay amounts due to any other party will not be subject to the provisions of this Section.

19.           Interpretation

The parties have jointly negotiated this Agreement and, thus, neither this Agreement nor any provision will be interpreted for or against any party on the basis that it or its attorney drafted the Agreement or the provision at issue.  Headings of the various Sections are not part of the context of this Agreement, and are only labels to assist in locating those Sections, and will be ignored in construing this Agreement.  When this Agreement requires approval of one or more parties, such approval may not be unreasonably withheld or delayed.  Words, regardless of the number and gender specifically used, will be construed to include any other number, singular or plural, and any gender, masculine, feminine, or neuter, as the context requires.  “And” includes “or.”  “Or” is disjunctive but not necessarily exclusive.  “Including” means “including but not limited to.”

20.                               Successors/Assignment

The parties shall not assign this Agreement without the express written consent of the other party, except that Company may assign or transfer this Agreement (whether by operation of law or otherwise) without such prior consent in connection with a sale, merger, acquisition, or other change in control transaction (including by way of stock sale, merger, reorganization or otherwise), or sale of all or substantially all of Company’s assets (the “Change In Control Transaction”), provided that (i) the Change In Control Transaction includes the assumption of the liabilities under this Agreement and the Continuing Guaranty by the assignee, (ii) the assignee has the financial ability to perform this Agreement and accept all obligations and liabilities hereunder, and (iii) the assignee is not a Competitor (as defined below). In connection with any such permitted assignment or transfer, the assignee shall be obligated under this Agreement with respect to all obligations hereto and agrees to compensate ICS for any additional reasonable and documented services or management fees required to transition the business from Company.  In addition, Company will use commercially reasonable efforts to  ensure that any prospective assignee execute the standard form Continuing Guaranty and Indemnification Agreement in favor of AmerisourceBergen Corporation and its subsidiaries no later than thirty (30) days following an assignment of this Agreement, provided that if the assignee does not execute the standard form Continuing Guaranty and Indemnification Agreement in favor of AmerisourceBergen Corporation within the thirty (30) day period, Company shall continue to remain liable under the Continuing Guaranty executed by it and attached hereto as Exhibit A until such time as the assignee executes AmerisourceBergen Corporation’s standard form Continuing Guaranty and Indemnification Agreement.

If the assignee fails to execute such agreement within the thirty (30) day period, then ICS shall have the right to terminate this Agreement upon ten (10) days’ notice notwithstanding any provision in this Agreement to the contrary and the assignee shall promptly pay ICS all amounts due under the contract up to and including the effective date of termination.  For the purposes of this paragraph, a Competitor includes [***].

21.                               Relationship Of The Parties

Neither party has any ownership interest in the other and their relationship, as established by this Agreement, is that of agent and master within the confines of the terms of this Agreement.  Other than such limited agency, this Agreement does not create any partnership, joint venture or similar business relationship between the parties.  Notwithstanding the limited agency created hereunder, each party will remain fully responsible for its actions and the actions of its Related Parties not specifically related to this Agreement.

22.                               Letter of Intent

Pursuant to Section 17 of this Agreement, the parties’ Letter of Intent dated May 28, 2008, is superseded by this Agreement, provided that, within 30 days after the Effective Date, the Company shall pay ICS [***] in respect of all amounts due under the Letter of Intent.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IN WITNESS WHEREOF, the parties have had a duly authorized officer, partner or principal execute this Commercial Outsourcing Services Agreement as of the Effective Date.

AMAG PHARMACEUTICALS, INC:		INTEGRATED COMMERCIALIZATION SOLUTIONS, INC.

By:	/s/ Brian J. G. Pereira	By:	/s/ David Cheetham

Name:	Brian J. G. Pereira	Name:	David Cheetham

Title:	CEO	Title:	President

Address:		Address:

Attn: Executive Vice President and General Manager

3101 Gaylord Parkway

Frisco, TX 75034

with a copy to:

AmerisourceBergen Specialty Group

Attn: Group Counsel, 1N-E186

3101 Gaylord Parkway

Frisco, TX 75034

Program Launch Date:  January 15, 2009, unless changed by Company as set forth in Section 3.3

LIST OF SCHEDULES AND EXHIBITS

Schedules:

Schedule A	Description of Products
Schedule B	Summary of Fees
Schedule C	Additional Definitions
Schedule D	Copy of Executed Confidentiality Agreement

Exhibits:

Exhibit A	Continuing Guaranty and Indemnification Agreement
Exhibit B	Customer Services
Exhibit C	Warehousing and Inventory Program Services
Exhibit D	Distribution Services
Exhibit E	Contract Administration and Chargeback Processing
Exhibit F	Accounts Receivable Management and Cash Applications
Exhibit G	Financial Management Services
Exhibit H	IT Services
Exhibit I

Government Contracting and Reporting Services

SCHEDULE A

DESCRIPTION OF PRODUCTS

Description                               Ferumoxytol

NDC	Volume Per Vial	Milligrams	Vials Per Carton	Carton Dimension
NDC 59338-0771-01	4.25 mL	127.5	1	1 x 1 x 1 15/16H
NDC 59338-0771-10	4.25 mL	127.5	10	4 11/16 x 1 7/8 x 1 15/16H

NDC 59338-0772-01	8.5 mL	255	1	1 1/16 x 1 1/16 x 2 5/16H
NDC 59338-0772-10	8.5 mL	255	10	4 7/8 x 2 x 2 3/8H

NDC 59338-0775-01	17 mL	510	1	1 5/16 x 1 5/16 x 2 5/8H
NDC 59338-0775-10	17 mL	510	10	6 1/4 x 2 1/2 x 2 5/8H

SCHEDULE B

SUMMARY OF FEES

Assumptions:

•                  AMAG will ship to wholesalers, specialty distributors, large clinics and hospitals and specialty pharmacies

•                  852/867 Reporting included in Monthly Management Fee for ABC, McKesson and Cardinal.  Any additional reporting may require additional management and development fees

•                  Standard operation procedures will be followed for all processes.  If any custom work instructions are required, the fees listed may be impacted

•                  AMAG or AMAG vendor will provide initial pedigree in addition to serialized product to ICS; ICS will receive pedigree and transmit as appropriate

Fee	Amount	Description

3PL Services

Development and Implementation	$[***]/one-time

Hiring and training of staff

ERP system set up

Project management time for implementation

Data interface design and testing

AMAG-specific telecommunications set up

Creation of a AMAG-specific DataMart and RealTime Web Portal

Stand-Ready Fee	$[***]/month	Monthly fee assessed if Program Launch Date is delayed.

Monthly Management Fee

Customer Service

Warehouse & Distribution

Returns Management

Finance

Contract & Chargeback Management

Lynne Marton Government Contract Consulting and Reporting Services

Information Technology & Reporting

852/867 Reporting — ABC, MCK, CAH

$[***]/month

Address customer inquiries as AMAG

Manage Customer Relationship

Account Set Up

License Verification

Order Processing

Returns

Product Inquiries

Inventory pick, pack and ship from ICS distribution center

AMAG-Branded Packing Slips

Daily Cycle Counts

One Physical Inventory Count per annum

Inventory Management

Invoicing as AMAG

Establish Credit Limits

Process Returns

Call Triage

Accounts Receivable Management

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Fee	Amount	Description

Collections

Maintenance of government and non-government reports

Process chargeback requests from wholesalers

Debit memo processing

Reconciliation reporting

AMP and FAMP Reports to AMAG

Rebate calculations and reporting to AMAG

Admin Fee Calculations

Maintenance of AMAG specific DataMart and web reporting tool

Maintenance of Crystal Enterprise for web reporting

Future upgrades to ICS’ software

Includes two licenses to Crystal Enterprise reporting tool

Customer Service Fees

Order Processing Fee	$[***]/order MANUAL $[***]/order EDI

Order is defined as a shipment to a unique address that leaves the distribution center, regardless of the number of cartons or packages that constitute that shipment and/or the number of inbound requests for said Order.

Electronic orders are those that are imported into the system automatically without manual intervention from customer service.

Customer Setup Fee	$[***]/account	Assessed for every new account setup completed for an authorized AMAG customer. This includes license receipt and verification after initial launch setup.

Drop Shipment Surcharge	$[***]/order

Assessed in addition to Per Order fees outlined above, when drop shipments are requested.  Drop Shipments are defined as shipments that are shipped directly to an end customer of the wholesaler, and invoiced directly to the wholesaler.

Allocation Fee	$[***]/week

Order allocations encompass any inbound orders to ICS that needs to have original conditions revised and/or altered (i.e. manual intervention) as opposed to allowing the order to automatically flow through the order process system.  An example of an allocation would be a backorder situation.

Rush Order	$[***]/order	Orders that are received and processed between 3pm and 5pm Eastern Time, at the request of the AMAG.

Emergency Order	$[***]/order

Emergency shipments are defined as any order received outside of scheduled working hours (currently M-F 8am to 5pm Eastern Time) requiring ICS staff to return to the ICS facility to process the order within the same day.

International Order	$[***]/order	Fee applied in addition to any order processing fees.

Warehouse & Distribution Fees

Product Storage	$[***]/pallet (ambient/marketing materials)	Monthly fee for controlled room temperature pallet storage.

Order Processing Fees	$[***]/order	Order is defined as a shipment to a unique address that leaves the distribution center, regardless of the number of cartons or

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Fee	Amount	Description

packages that constitute that shipment and/or the number of inbound requests for said Order.

	$[***]/unit	This fee is in addition to the per order fee for each additional unit that is shipped in the order.

Hazardous Material Fee	$[***]/order	Fee in addition to the per order fee for each order that requires hazardous shipping documentation.

Case Break Fee Bulk Shipment Fee	$[***]/order $[***]/case	Fee in addition to the per order fee for each order shipped at the vial/bottle level. Bulk shipments incur an additional surcharge per case.

Packing Supplies	[***]	Any packing materials that ICS must provide for the AMAG to ship Commercial and Non-Commercial Products.

Freight	[***]	[***]

Finance

Invoice Processing	$[***]/invoice	Fee for sending invoice (electronic or paper) to customer, collection efforts and cash posting.

Credit/Rebill Transactions	$[***]/each	Any AMAG requested credit or rebill transactions keyed in the system.

Credit Verification Reports — Dun & Bradstreet	$[***]/report	Any AMAG requested credit report. Dun & Bradstreet (D&B) typically tracks information for corporate customers.

Credit Verification Reports — Experian	$[***]/report	Any AMAG requested credit report. Experian typically tracks information for individual customers such as physicians.

Returns Management

RGA Initiation	$[***]/RGA	RGA: Returned Goods Authorization. Fee for processing return request from customer and sending the customer an RGA.

Return Processing	$[***]/unit	Receipt of physical return at the distribution center. Fee includes itemizing contents of the return

Return Processing	$[***]/line	Fee applied in addition to Return Processing fee for handling and counting additional lines.

Returns Storage	$[***]/pallet	Monthly fee for controlled room temperature pallet storage.

Contract and Chargeback Management

Chargeback Processing — Manual	$[***]/line

Each SKU is considered a line.  If customers cannot send information electronically, they will mail information for manual processing.  ICS and Customer must have copies of contracts in order to process chargebacks without manual intervention.

Chargeback Processing — Electronic	$[***]/line	Each SKU is considered a line. Customers will typically send chargebacks electronically according to HDMA standards.

Information Technology and Reporting

Custom Reports	$[***]/hour	Fee for reports created that are not part of the standard reports provided by ICS. Hourly report creation fees assessed for initial report creation but not thereafter for running the same report.

Custom Development Services	$[***]/hour	Fee for customized processes developed at the request of AMAG. Hourly fees will be assessed and approved by AMAG before development work is to begin.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Fee	Amount	Description

Additional Fees

Product Destruction	[***]	Destruction of product per AMAG’s request and instruction.

FedEx/UPS/Postage Expenses	[***]	Freight expenses for shipments of documents or any other shipments related to daily operations on behalf of AMAG.

Pre-Approved Assessorial Labor Charge - Warehouse	$[***]/hour $[***] /hour overtime

This fee will be assessed for work that is completed outside the scope of the agreed upon services outlined in the Services Agreement.  AMAG must provide prior approval before assessorial labor takes place.

Pre-Approved Assessorial Labor Charge — Office Staff	$[***]/hour

This fee will be assessed for work that is completed outside the scope of the agreed upon services outlined in the Services Agreement.  AMAG must provide prior approval before assessorial labor takes place.

Pre-Approved Assessorial Labor Charge — QC, Management	$[***]/hour

This fee will be assessed for work that is completed outside the scope of the agreed upon services outlined in the Services Agreement.  AMAG must provide prior approval before assessorial labor takes place.

ICS Travel	Expenses plus employee time	This is for AMAG requested travel. AMAG must provide prior approval before travel takes place.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SCHEDULE C

ADDITIONAL DEFINITIONS

“Act” means the Federal Food, Drug and Cosmetic Act, Title 21, United States Code, as amended, and the regulations promulgated thereunder.

“Affiliate” means all entities controlling, controlled by or under common control with Company or ICS, as the case may be. The term “control” shall mean the ability to vote fifty percent (50%) or more of the voting securities of any entity or otherwise having the ability to influence and direct the policies and direction of an entity.

“ANDA” means an Abbreviated New Drug Application as defined in and contemplated by the Act.

“Customer” is defined in Agreement Section 1.

“DEA” means the United States Drug Enforcement Administration.

“FDA” means the United States Food and Drug Administration.

“Governmental Authority” means any nation, government, state or other political subdivision, or any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

“ICS Facility” means the facility located at 345 International Blvd., Brooks, KY 40109 or 5360 Capital Court #102, Reno, NV 89502.

“NDA” means a New Drug Application as defined in and contemplated by the Act.

“Person” means any corporation, natural person, the Company, entity, firm, joint venture, partnership, trust, unincorporated organization, or Government Authority.

“Products” is defined in Agreement Recital A.

“Related Parties” means the subsidiaries, parents, Affiliates, officers, directors, employees, independent contractors, representatives, shareholders, trustees and agents of any Person.

“Requirements of Law” means any law (including consumer law), treaty, rule or regulation or a final and binding determination of a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Services” is defined in Agreement Section 2.

“Taxes” means any and all liabilities, losses, expenses, and costs of any kind whatsoever that are, or are in the nature of taxes, fees, assessments, or other governmental charges, including interest, penalties, fines and additions to tax imposed by any federal, state or local government or taxing authority in the United States on or with respect to: (a) the Agreement or any related agreements or any future amendment, supplement, waiver, or consent requested by the Company or any required by the Agreement with respect to the execution, delivery or performance of any thereof, or the issuance, acquisition or subsequent transfer thereof, (b) the return, acquisition, transfer of title, storage, removal, replacement, substitution, purchase, acceptance, possession, rejection, ownership, delivery, non-delivery, use, operation, sale, abandonment, redelivery or other disposition of any interest in Products or any part thereof, (c) the receipts or earnings arising from any interest in Products or any part thereof, (d) any payment made pursuant to this Agreement or to any Products, or (e) otherwise as a result of or by reason of the transactions contemplated by this Agreement, excluding, however, taxes imposed upon ICS that are based upon or measured by gross or net income and any franchise Taxes of ICS or any personal property taxes for Products or equipment owned by ICS.

“Term” is defined in Agreement Section 4.1.

SCHEDULE D

COPY OF EXECUTED CONFIDENTIAL AGREEMENT

CONFIDENTIALITY AGREEMENT

This Confidentiality Agreement (the “Agreement”) is made as of the 15th day of October 2007 (the “Effective Date”), by and between AMAG Pharmaceuticals, Inc., a corporation having an office at 125 Cambridge Park Drive, Cambridge, Massachusetts 02140 (“AMAG”) and ICS, Integrated Commercialization Solutions, Inc., a corporation having an office at 3101 Gaylord Parkway, Frisco, Texas 75034 (“ICS”), with AMAG and ICS each referred to herein as a “Party” or together as the “Parties.”

Whereas, ICS desires to receive from AMAG certain confidential information relating to AMAG’s business for the purpose of engaging in discussions regarding a potential business relationship between the Parties (the “Purpose”); and

Whereas, AMAG desires to receive from ICS certain confidential information relating to its business for the Purpose; and

Whereas, the Party disclosing information under this Agreement (the “DISCLOSING PARTY”) or any of their respective officers, employees, Affiliates or consultants (collectively “Representatives”) shall allow the Party receiving such information under this Agreement (the “RECEIVING PARTY”), or its Representatives, to review or obtain the DISCLOSING PARTY’s confidential business and technical information (such information being hereinafter referred to as “CONFIDENTIAL INFORMATION”) only for the Purpose, and otherwise to hold such Confidential Information strictly in confidence pursuant to the terms of this Agreement.

Now, therefore, the Parties hereto agree as follows:

1.             For purposes of this Agreement, the term “CONFIDENTIAL INFORMATION” shall include, but not be limited to, written, verbal, visual, electronic or in any other media or manner, and shall include that acquired by observation or otherwise during any site visit at a party’s facility. CONFIDENTIAL INFORMATION includes all technical data, trade secrets, know-how, ideas, research, study results, prototypes, samples, formulas, compounds, methods, plans, specifications, characteristics, raw material data, software, inventions, discoveries, processes, designs, drawings, schematics whether or not patentable, product plans, clinical trials, services, distribution systems, suppliers, markets, business, technology, marketing plans, sales, manufacturing, purchasing and accounting methods, strategy, budgets, contracts, grants, costs, profits, plans for future development, and other information of a similar nature, regardless of whether furnished before, on or after the Effective Date and furnished in any form. CONFIDENTIAL INFORMATION also includes the existence of this Agreement and its terms and the fact that each party is evaluating the other party’s CONFIDENTIAL INFORMATION.

2.             In consideration of the Parties’ discussions and any access the RECEIVING PARTY may have to the DISCLOSING PARTY’s CONFIDENTIAL INFORMATION, the RECEIVING PARTY shall:

125 CambridgePark Drive, Cambridge MA 02140 Tel: [617] 498-3300 Fax: [617] 433-3362

AMAG Pharmaceuticals, Inc.

(a)                                 not use such CONFIDENTIAL INFORMATION except for the Purpose;

(b)                                 hold the CONFIDENTIAL INFORMATION in strict confidence and shall protect such CONFIDENTIAL INFORMATION from disclosure and shall use the same degree of care to avoid disclosure of such CONFIDENTIAL INFORMATION as the RECEIVING PARTY employs with respect to its own confidential information of like importance;

(c)                                  not, without the express written permission of the DISCLOSING PARTY, divulge any such CONFIDENTIAL INFORMATION to others, except to persons regularly employed by the RECEIVING PARTY or its Representatives who have a bona fide need to know in connection with pursuing the Purpose provided that the RECEIVING PARTY informs its Representatives of its obligations under this Agreement and uses its best efforts to restrain its Representatives from taking any action that would constitute a breach of this Agreement;

(d)                                 not use for its own benefit or the benefit of its Representatives or any other person or entity, other than the DISCLOSING PARTY any such CONFIDENTIAL INFORMATION; and

(e)                                  not copy, create derivative works of or reverse engineer any such CONFIDENTIAL INFORMATION, except such duplication as is necessary for the Purpose.

3.           CONFIDENTIAL INFORMATION shall not include information that the RECEIVING PARTY can, as evidenced by its written records prepared or received prior to the disclosure, show:

(a)                                 is already in the possession of the RECEIVING PARTY, without obligation to keep it confidential, as evidenced by the RECEIVING PARTY’S written records;

(b)                                 is lawfully disclosed to the RECEIVING PARTY by a party other than the DISCLOSING PARTY, provided such information was not, to the knowledge of the RECEIVING PARTY, obtained by such third party directly or indirectly from the DISCLOSING PARTY on a confidential basis;

(c)                                  is independently developed by or for the RECEIVING PARTY without access to or use of the CONFIDENTIAL INFORMATION, as evidenced by the RECEIVING PARTY’S written records; or

(d)                                 is generally known to the public without violation hereof.

4.           The RECEIVING PARTY may make disclosures required by an order of a governmental agency, legislative body or court of competent jurisdiction, provided that the RECEIVING PARTY: (i) provides the DISCLOSING PARTY with immediate written notice of such requirement, (ii) cooperates with the DISCLOSING PARTY at the DISCLOSING PARTY’s expense in connection with the DISCLOSING PARTY’s reasonable and lawful actions to obtain confidential treatment for such CONFIDENTIAL INFORMATION, and (iii) limits such disclosure of CONFIDENTIAL INFORMATION to the fullest extent permitted under applicable law.

5.           For purposes of this Agreement, “Affiliate” means any corporation, firm, partnership or other entity which controls, is controlled by or is under common control with a party. For purposes of this definition, “control” shall mean the ownership of at least fifty percent (50%) of the voting share capital of such entity or any other comparable equity or ownership interest. Only an Affiliate to which

AMAG Pharmaceuticals, Inc.

such CONFIDENTIAL INFORMATION is actually disclosed and received will be bound by the terms of this Agreement.

6.             This Agreement will terminate as to the further exchange of CONFIDENTIAL INFORMATION immediately upon the earlier of (a) written notice from one party to the other party of such termination, or (b) one (1) year following the Effective Date. Notwithstanding the foregoing, each party’s obligations of confidentiality and non-use shall continue for a period of seven (7) years from the termination of this Agreement. The RECEIVING PARTY shall treat all CONFIDENTIAL INFORMATION it receives from or concerning the DISCLOSING PARTY prior to the execution of this Agreement as CONFIDENTIAL INFORMATION in accordance with the terms of this Agreement.

7.             The RECEIVING PARTY shall be responsible for any disclosure or use of CONFIDENTIAL INFORMATION, or other prohibited activity set forth in Paragraph 2, by any Representative or other person or entity to whom it discloses CONFIDENTIAL INFORMATION. The RECEIVING PARTY shall notify the DISCLOSING PARTY in writing immediately upon becoming aware of the occurrence of any unauthorized release of CONFIDENTIAL INFORMATION or other breach of this Agreement. The RECEIVING PARTY acknowledges and agrees that due to the unique nature of the CONFIDENTIAL INFORMATION there is no adequate remedy at law for any breach of the RECEIVING PARTY’s or its Representatives’ obligations hereunder and that any breach shall result in irreparable harm to the DISCLOSING PARTY. Therefore, upon any such breach, the DISCLOSING PARTY shall be entitled to seek appropriate equitable relief in addition to its remedies at law.

8.             The RECEIVING PARTY shall promptly return to the DISCLOSING PARTY, at the DISCLOSING PARTY’s request, all CONFIDENTIAL INFORMATION or other written data and any copies thereof which the RECEIVING PARTY may have made, may have access to, or may possess under the terms of this Agreement. Upon termination of discussions between the Parties or this Agreement, the RECEIVING PARTY shall promptly deliver to the DISCLOSING PARTY all originals, copies, and summaries of documents, materials, and other tangible manifestations of CONFIDENTIAL INFORMATION and any other property of the DISCLOSING PARTY which the RECEIVING PARTY shall have in its possession or under its control, in whatever media, except that a RECEIVING PARTY may retain one (1) copy of CONFIDENTIAL INFORMATION to ensure compliance with its obligations under this Agreement.

9.             Nothing contained in this Agreement shall be construed as granting or conveying to the RECEIVING PARTY or its Representatives, by implication, license, estoppel or otherwise, any right, title or interest in or to the CONFIDENTIAL INFORMATION or any inventions, discoveries, improvements or any other intellectual property rights made, conceived or acquired by the DISCLOSING PARTY or any of its affiliates prior to, during or after termination of this Agreement. None of the CONFIDENTIAL INFORMATION which may be disclosed to the RECEIVING PARTY by the DISCLOSING PARTY hereunder shall constitute any representation, warranty, assurance, guarantee, or inducement by the DISCLOSING PARTY as to the non-infringement of patents, trademarks, copyrights or any intellectual property rights or other rights of third parties. Further, disclosure by the DISCLOSING PARTY of CONFIDENTIAL INFORMATION shall not constitute a representation or warranty that the CONFIDENTIAL INFORMATION is accurate, complete, or adequate for the Purpose contemplated by the RECEIVING PARTY. All CONFIDENTIAL INFORMATION and other written data provided to the RECEIVING PARTY or its Representatives hereunder shall be and remain the property of the DISCLOSING PARTY.

10.          No agency or partnership relationship is created by this Agreement. Nothing herein shall obligate the DISCLOSING PARTY to enter into any other business or technical relationship with the RECEIVING PARTY or its Representatives.

11.          This Agreement shall be governed by the substantive laws of the State of Delaware, without regard to its conflict of laws principles.

12.          In the event that any of the provisions of this Agreement shall be held by a court or other tribunal of competent jurisdiction to be illegal, invalid, or unenforceable, such provisions shall be limited or eliminated only to the minimum extent necessary to preserve the validity of this Agreement. This Agreement shall otherwise remain in full force and effect.

13.          In the event any suit or other action is commenced to construe or enforce any provision of this Agreement, the prevailing Party, in addition to all other amounts such Party shall be entitled to receive from the other Party, shall be paid by the other Party a reasonable sum for attorney’s and witness’ fees and costs.

14.          This Agreement constitutes the entire agreement between the Parties with respect to the subject matter addressed herein. This Agreement shall not amend, diminish, supplement or otherwise affect any previous agreements, if any, between the Parties with respect to the disclosure or use of information covered by such prior agreements. Any changes to this Agreement must be in writing and signed by the Parties hereto. If the Parties pursue a business venture, they anticipate entering into a definitive agreement that will set forth their respective obligations. Such agreement may incorporate this Agreement by reference, may supplement or modify it or may supersede it.

15.          No waiver shall be effective unless it is set forth in a written instrument executed by the Party waiving a breach or default hereunder. No consent to or waiver of any breach or default in the performance of any obligation hereunder shall be deemed or construed to be a consent to or waiver of any other breach or default in the performance of the same or any other obligation hereunder. Failure on the part of any Party to complain of any act or failure to act of any other Party or to declare any other Party in default of any obligation hereunder, irrespective of how long such failure continues shall not constitute a waiver of rights hereunder.

16.          The Agreement shall be binding upon, and shall inure to the benefit of, the Parties hereto and their successors and assigns. Each party agrees to be responsible for any breach of this Agreement by its Representatives.

17.          The undersigned represent and warrant that they are each authorized to enter into this Agreement and to be bound by the terms hereof.

18.          The DISCLOSING PARTY shall not have any liability whatsoever arising from or relating to the RECEIVING PARTY’s or its Representatives’ use of the CONFIDENTIAL INFORMATION or other information disclosed by the DISCLOSING PARTY hereunder.

19.          The RECEIVING PARTY shall not disclose to any other person, unless required by law, the fact that CONFIDENTIAL INFORMATION has been made available to the RECEIVING PARTY hereunder, that negotiations are or may be taking place between the Parties or any of the terms, conditions or other facts with respect thereto.

20.          The RECEIVING PARTY shall not export, reexport or divert any CONFIDENTIAL INFORMATION for which the government of any country or any governmental agency thereof requires an export license or other governmental approval without first: (i) informing the DISCLOSING PARTY of its desire to export, reexport or divert CONFIDENTIAL INFORMATION; and (ii) obtaining such license or approval.

21.          All notices and other communications which are required or permitted under the terms or conditions of this Agreement, shall be in writing and sent by facsimile, overnight courier or registered or certified mail, postage prepaid, to the receiving Party at the address herein or at any other address that the receiving Party may have provided to the sending Party in writing as provided herein. Any notice or other communication delivered by facsimile shall be deemed to have been received the day it is sent, if a business day, and on the next succeeding business day, if not. Any notice or other communication sent by overnight courier shall be deemed to have been received on the day after it is sent, if a business day, and on the next succeeding business day, if not. Any notice or other communication sent by registered or certified mail shall be deemed to have been received on the date received. AMAG’s fax number is (617) 499-3362 and facsimiles to AMAG should be addressed to the attention of General Counsel. ICS’s fax number is 469-365-7580. A copy of any notice provided to ICS shall also be sent to: AmerisourceBergen Specialty Group, Attn: Group Counsel, 3101 Gaylord Parkway, 1N-E186, Frisco, TX 75034.

AMAG Pharmaceuticals, Inc.		ICS

By:	/s/ Scott Mayberry	By:	/s/ Steve Mckinnon

Title	SR. Director, Trade & Pricing	Title:	VP Finance

Date:	October 26, 2007	Date:	10/25/07

EXHIBIT A

CONTINUING GUARANTY AND INDEMNIFICATION AGREEMENT

The undersigned does hereby guarantee to AmerisourceBergen Corporation and each of its subsidiary companies and their successors (the “Indemnitees”) that any food, drugs, devices, cosmetics, or other merchandise (“Products”) now or hereafter shipped or delivered by or on behalf of the undersigned, its subsidiaries, divisions, affiliated companies and representatives (“Guarantors”) to or on the order of any Indemnitee will not be, at the time of such shipment or delivery, adulterated, misbranded, or otherwise prohibited under applicable federal, state and local laws, including applicable provisions of the Federal Food, Drug and Cosmetic Act, 21 U.S.C.A. §301 et seq., (“FDCA”), and Sections 351 and 361 of the Federal Public Health Service Act, 42 U.S.C.A. §§ 262 and 264, and their implementing regulations (“Applicable Laws”), each as amended and in effect at the time of shipment or delivery of such Products; and such Products are not, at the time of such shipment or delivery, merchandise that may not otherwise be introduced or delivered for introduction into interstate commerce under Applicable Laws, including FDCA section 301 (21 U.S.C.A. §331); and such Products are merchandise which may be legally transported or sold under the provisions of any other applicable federal, state or local law; and the undersigned guarantees further that, in the case of food shipments, only those chemicals or sprays approved by federal, state or local authorities have been used, and any residue in excess of the amount allowed by any such authorities has been removed from such Products.

The undersigned hereby agrees to defend, indemnify and hold the Indemnitees harmless against any and all third party claims, losses, damages, and liabilities whatsoever (and expenses connected therewith, including counsel fees) (collectively, “Claims”), to the extent arising as a result of (a) any actual or asserted violation of Applicable Laws by virtue of which Products made, sold, supplied, or delivered by or on behalf of Guarantors may be alleged or determined to be adulterated, misbranded or otherwise not in full compliance with or in contravention of Applicable Laws, (b) possession, distribution, sale and/or use of, or by reason of the seizure of, any Products of Guarantors, including any prosecution or action whatsoever by any governmental body or agency or by any private party, including claims of bodily injury, death or property damage, (c) any actual or asserted claim that Guarantors’ Products infringe any proprietary or intellectual property rights of any person, including infringement of any trademarks or service names, trade names, trade secrets, inventions, patents or violation of any copyright laws or any other applicable federal, state or local laws, and (d) any actual or asserted claim of negligence or willful misconduct by the Guarantors.  [***].  The undersigned’s agreement to defend, indemnify and hold harmless is conditioned on the relevant Indemnitee (i) providing written notice to the undersigned of any Claim for which is it seeking indemnification hereunder in a reasonably prompt manner after becoming aware of such Claim, provided that such requirement is a condition precedent only if failure to provide prompt notice results in actual prejudice to the undersigned in its ability to defend the Claim; (ii) permitting the undersigned to assume full responsibility to investigate, prepare for and defend against any such Claim, except that the Indemnitee may cooperate in the defense at its expense using its own counsel; and (iii); not compromising or settling such Claim without the undersigned’s written consent.  The relevant Indemnitee agrees to reasonably cooperate with the undersigned, at the undersigned’s reasonable expense, in the investigation of, preparing for and defense of any such Claim. The undersigned further agrees to maintain Products Liability Insurance of not less than U.S. $ 5,000,000 per occurrence, Combined Single Limit (Bodily Injury and Property Damage)including AmerisourceBergen Corporation and its subsidiary companies and their successors as Additional Insureds, including a Broad Form Vendors Endorsement, with provision for at least 30 days’ prior written notice to the Additional Insureds in the event of cancellation or material reduction of coverage, and upon request promptly submit satisfactory evidence of such insurance to AmerisourceBergen Corporation.  All insurance coverage must be with a nationally-recognized, reputable insurance carrier.  In combination with significant excess liability insurance, any retained risk must be commercially reasonable and actuarially sound.  The undersigned warrants that its assets are sufficient to cover any self-insurance liability it assumes under this Agreement.  Provisions in this Continuing Guaranty and Indemnification Agreement are in addition to, and not in lieu of, any terms set forth in any purchase orders accepted by Guarantors or any separate agreement entered into between the Indemnitees and Guarantors.  In the event of any conflict between the language of such other documents and the language set forth herein, the language herein shall be controlling.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

AMAG PHARMACEUTICALS, INC.

By:	/s/ Brian J.G. Pereira

Name:	Brian J.G. Pereira

Title:	CEO

Date:	10/30/08

Revised

6/2/05

EXHIBIT B

CUSTOMER SERVICES

ICS shall perform the following Services on and after the Program Launch Date during the Term of the Agreement:

1.             ICS, as agent of the Company, will develop, operate and maintain an Integrated Access Center (“Access Center”) to manage the comprehensive distribution Services related to Products described herein (“Customer Services”) for the Company.  ICS agrees to develop the Access Center and provide the Customer Services for the fees listed in Schedule B.

2.             The Access Center includes the following:

2.1          A fully-integrated telecommunications and information system that will capture and manage key data from each Customer requesting information or specific services relating to Products;

2.2          A toll-free Company-dedicated telephone and fax number solely for the Access Center, with all costs being the Company’s responsibility;

2.3          The capability to handle queries about Products related to order processing and account management; and

2.4          The capability to triage queries.

3.             ICS, as agent of the Company, will retain, train and manage appropriate staff personnel to operate the Access Center.  Responsibilities of Access Center personnel will be to:

3.1          Receive orders via Electronic Data Interchange (“EDI”), facsimile, email, mail or telephone, and (b) be available from 8:00 a.m. to 5:00 p.m. (Central) to receive orders or triage calls to the Company as necessary;

3.2          Receive EDI orders from the Company or its Customers.  Upon receipt, ICS will:

3.2.1       Verify that product order file processed from customer and into ICS’ ERP system;

3.2.2       Review EDI order processing error logs and communicate any non-processed orders and reasons to the Company or its Customers; and

3.2.3       Take appropriate action based on direction from the Company to resolve any issues and re-enter orders or order files into the ERP for processing;

3.3          Generate and issue packing slips for the sale of Products sold under this Agreement;

3.4          Manage the process of issuing Product return authorizations and Product destruction authorizations in accordance with the Company’s policies that have been provided to ICS, and coordinate shipment of Product for destruction;

3.5          Set up customer accounts for Customers eligible to purchase from the Company according to parameters provided by the Company, and the Company will periodically supply ICS with its written criteria, as amended from time to time, for all Customer eligibility; and

3.6          At the Company’s prior written request, verify that such Customers meet the Company’s eligibility criteria by:

3.6.1       Credit verification using approved agencies and establishment of credit limits based on the Company’s guidance;

3.6.2       Verification of licenses (including verification of DEA and state controlled substances, regulatory licenses and registrations when filling orders of controlled substances); and

3.6.3       License verification using the NTIS database augmented by a copy of the Customer license if necessary; and

3.7          Obtain Proofs of Deliveries (PODs) for the Company.

4.             Order allocations encompass any inbound orders to ICS that need to have original conditions reviewed and/or manipulated as opposed to allowing the order to flow freely through the order process system.  All allocated orders shall be filled in accordance with the Company’s written instructions.

5.             An order is defined as a shipment to a unique address that leaves the distribution center, regardless of the number of cartons or packages that constitute that shipment and/or the number of inbound requests for such order.

6.             The following services are not a part of Customer Services normally provided in the Access Center:

6.1          Product substitution relating to backorder management:

6.2          Stock allocation of Product to the Company’s Customer base:

6.3          Arranging for the re-distribution of Product within the Company’s Customer base; or

6.4          Any services not identified in paragraphs 1 through 3 of this Exhibit B.

EXHIBIT C

WAREHOUSING AND INVENTORY MANAGEMENT SERVICES

ICS shall perform the following Services on and after the Program Launch Date during the Term of the Agreement:

1.             ICS will warehouse and inventory Products at the ICS Facility.

2.             ICS will visually inspect each shipment of Product for external container or package damage or loss in transit (based upon records provided to ICS by the Company)

3.             ICS will promptly notify the Company upon ICS’s discovery of any damage or loss to Product.

4.             ICS will quarantine Product upon receipt and will release Product to salable inventory status within twenty-four (24) hours of written authorization from the Company.

5.             ICS will store all Product in compliance with current good manufacturing practice regulations and guidelines and other requirements of the FDA, the U.S. Drug Enforcement Administration (including maintaining required registrations, licenses and other authorizations, observing all DEA security standards and timely filing any necessary ARCOS reports and other DEA forms, including DEA form 222), all other applicable Requirements of Law and in accordance with the Company’s written instructions, if any.

The Company will pay all costs, charges, expenses and import and export duties for delivery and transportation of Product to and from an ICS Facility; provided that ICS shall be responsible for the costs of any transfers of Product from one ICS Facility to another ICS Facility that are initiated by ICS and not requested by the Company.

EXHIBIT D

DISTRIBUTION SERVICES

ICS shall perform the following Services on and after the Program Launch Date during the Term of the Agreement:

1.             Distribution.  ICS shall provide the following distribution tasks:

1.1          ICS shall use its best efforts to ensure that Products will be distributed by trained personnel either in corrugated boxes obtained by ICS or in the corrugated boxes in which Products are packaged by the manufacturer.

1.2          ICS shall use it best efforts to ship Products within one (1) business day of receipt of orders by ICS unless otherwise specified under the terms of this Agreement.  ICS will not be required to ship within 24 hours if the aggregate of the orders transmitted to ICS on a single day exceed the number of average daily orders received by ICS for the previous 21 business days by 15% of the total of such orders.  ICS will ship Product to the destination specified by Customers.

1.3          ICS shall ship Veterans Administration and other government orders direct or to the designated PPV (Preferred Pharmaceutical Vendor).

1.4          ICS shall distribute bulk shipments by a designated carrier using carrier bulk shipment terms.

1.5          ICS shall use its best efforts to ensure that Products are distributed on a FEFO (first expired/first out) basis unless otherwise directed by the Company in writing.

1.6          At the prior written request of the Company, ICS shall deliver Products as a drop ship to Customers and billed to the designated wholesaler.

1.7          ICS shall use its best efforts to ensure that non-EDI orders received by ICS during standard warehouse hours of shipping (currently M-F 8:00 a.m. to 3:00 p.m. Eastern, except holidays) will be filled the same day.  ICS shall also use its best efforts to ensure that orders received after this agreed upon cut-off time will be processed no later than the next business day.  ICS shall use its best efforts to ensure that EDI orders will be processed within 24 hours of transmission to ICS. ICS will not be obligated to fulfill order within such time periods if orders received by ICS on a single day exceed the number of average daily orders received by ICS for the previous 21 business days by 15% of the total of such orders.

1.8          At the Company’s request, ICS shall provide a “Rush Order” service for specific order or orders to be processed and shipped the same day; provided however, that such services are dependent on ICS’s ability to perform based upon order receipt time, ICS personnel, and transportation carrier availability.  Such orders shall be subject to the Company’s payment of the additional fees pursuant to Schedule B.

1.9          At the Company’s request, ICS shall provide “Emergency Order” services, defined as any order received outside of scheduled working hours (currently M-F 8:00 a.m. to 5:00 p.m. Eastern Time) requiring ICS staff to return to the ICS Facility to process the order within the same day.  Such Emergency Order services will be subject to additional fees pursuant to Schedule B.  ICS shall clearly identify any such orders to the Company at the time of the Company’s request.

2.             Inventory.  ICS will be responsible for the following inventory tasks:

2.1          ICS shall receive Products from the Company or a Company designee.

2.2          ICS shall ensure that any end of lot discrepancies evidenced by a difference in physical to book inventory as noted during Product distribution will trigger inventory counts and reconciliation by ICS to verify and determine, where possible, the cause for the discrepancy.

2.3          ICS shall provide the Company, at ICS’s expense, one (1) physical product inventory per calendar year and routine cycle counts.  ICS shall perform additional physical product inventories upon the Company’ s request and for an additional labor charge.  Any such additional physical inventory requested by the Company will be scheduled based upon a written request from the Company and a mutually agreed upon inventory date.

2.4          ICS shall obtain any required packaging materials for distribution the cost of which shall be passed through to the Company pursuant to Schedule B.

2.5          ICS shall pay all labor costs for warehouse personnel providing the Services.

2.6          ICS shall provide tracking for all shipments as required by the Company;

2.7          ICS shall pay for all security costs for the ICS Facility and any other warehouse locations where Products may be stored in accordance with the terms of this Agreement.

2.8          ICS shall process returns within three business days of receipt at the ICS Facility.

2.9          ICS shall ship outdated/damaged Products to a site reasonably designated by the Company for disposal.  All transportation and destruction costs will be borne by the Company pursuant to Schedule B.

2.10        ICS shall not responsible for maintaining inventory levels for Product fulfillment.

3.             Product Title.  The Company will at all times retain title to all of Products under this Agreement.

4.             Exclusions.  The following services will not be provided by ICS or included as Distribution Services under the terms of this Agreement:

4.1          Processing of Department of Transportation hazardous materials.

4.2          Re-stacking of inbound Products required at the ICS Facility.

4.3          Any other special labeling or packaging required for Products on or for shipments leaving the ICS Facility.

EXHIBIT E

CONTRACT ADMINISTRATION AND CHARGEBACKS PROCESSING

ICS is licensed to utilize CARS/IS software developed by I-many, Inc. to provide contract administration and chargeback processing services.  ICS shall perform the following Services on and after the Program Launch Date during the Term of the Agreement:

1.             Contract Administration.  ICS shall enter into the CARS/IS application key demographic information, membership, and pricing arrangements, as provided by the Company, as negotiated between the Company and its key government and non-government contract accounts, including DOD and VA.  ICS shall assist the Company in managing information for such accounts, but shall have no liability for the timeliness, accuracy or reliability of the information provided by the Company under this Section.

2.             Chargeback Processing.  ICS will process debit memo submissions from wholesalers for wholesaler contract sales pricing reconciliation.

2.1          Reconciliation is based upon verification of the submitted wholesaler data against contract administration data.  Results of this verification are:

2.1.1           Reconciliation reporting; and

2.1.2           Credit Memo generation.

2.2          Submissions by wholesalers will be either paper or electronic (EDI).

2.2.1           Paper - Processing time for paper submissions will be five (5) business days.

2.2.2           EDI - Processing time for EDI submissions will be three (3) business days.

2.2.3           These times do not apply to new or newly acquired Products for a period of ninety (90) days.

3.             Rebates.  ICS will provide documentation for rebates to be paid by the Company on a quarterly basis.  ICS will also provide the Company with reports, in a format agreed upon by the parties, including pricing information for AMP and FAMP reports, and which otherwise allow the Company to monitor purchasing activity by its key accounts.

EXHIBIT F
ACCOUNTS RECEIVABLE MANAGEMENT AND CASH APPLICATIONS

ICS shall perform the following Services on and after the Program Launch Date during the Term of the Agreement:

1.             ICS will manage all accounts receivable transactions related to the Company managed distribution programs for Product.  The Company will establish a lock box at a financial institution of its choosing (the “Financial Institution”).  Payments from Customers will be directed to the address of the lock box.  The Financial Institution will sweep the lock box daily and deposit payments into the Company’s operating account.  The Financial Institution will forward copies of all payment transactions to ICS for cash application purposes.  ICS and the Company will jointly determine the following:

1.1          Credit policy

1.2          Class of trade designations

1.3          Terms and conditions

1.4          License requirements

1.5          Dunning process for past due accounts

1.6          Reporting requirements

2.             ICS will provide comprehensive accounts receivable management services in conformance with ICS’s standard operating procedures and the Company’s collection policies as they apply to:

2.1          Invoicing (prepare and mail Customer invoices)

2.2          Cash application

2.3          Reconciliation of daily lock box deposits

2.4          Credit hold/release processing

2.5          Change to Customer credit limits per the Company’s approval

Credit reports:

2.5.1.        Experian

2.5.2         D & B

2.6          Return authorization credits

2.7          Credit and re-bills

2.8          Reconciliation of accounts receivable to chargebacks

3.             ICS will adhere to state and federally mandated good credit and collection practices established jointly by ICS and the Company such as:

3.1          On-line details of calls

3.2          Call list of past due invoices

3.3          Past due reminder letters

3.4          Research and collection of unauthorized deductions

3.5          The Company approved write-offs

EXHIBIT G

FINANCIAL MANAGEMENT SERVICES

ICS shall perform the following Services on and after the Program Launch Date during the Term of the Agreement:

1.             ICS will provide monthly reconciliation of all financial transactions related to the Company managed distribution program for Product as follows:

1.1          Month end close

1.2          Reconciliation of cash, cash discounts and accounts receivable

1.3          Inventory roll over

1.4          Reconciliation of inventory adjustments

1.5          Reconciliation of goods received

1.6          Reconciliation of sales and cost of goods sold

1.7          Reconciliation of returns and cost of goods returns

2.             ICS will provide on a monthly basis (or other agreed upon period), the following financial reports:

2.1          Trial Balance

2.2          Cash Application Summary

2.3          Accounts Receivable Reports

2.4          Inventory Reports

2.5          Sales Reports

2.6          Cash Discounts Report

EXHIBIT H

IT SERVICES

ICS shall perform the following Services on and after the Program Launch Date during the Term of the Agreement:

1.             Application Software.  ICS shall maintain a license to utilize ERP software developed by International Business Systems to provide Distribution and Financial Services to the Company.

2.             Access. ICS shall ensure that access to the DataMart will be available to the Company Monday through Friday from 7:00 a.m. – 7:00 p.m. (Central) except for those holidays recognized by ICS (“Holidays”), a listing of which will be mutually agreed to by the Company and ICS.  ICS will contact the Company with reasonable notice of any non-availability of the DataMart due to routine or non-routine system maintenance undertaken by ICS.  “DataMart” shall be defined as the repository of information available to ICS regarding Products and related standard reports, including but not limited to daily inventory reports and inventory adjustments.

3.             On-Call Support.  ICS shall maintain an on-call support line for answering Company questions, receiving requests for correction of errors and providing consulting services relative to the functionality and usage of the DataMart.  The support line will be available from 8:30 a.m. – 5:00 p.m. (Central) except for Holidays.

4.             Training.   ICS shall provide user documentation and training for DataMart through data dictionaries of DataMart; provided, however, that ICS shall have no obligation to provide Crystal Training and licenses to utilize crystal reports to the Company.

5.             Back-Ups.  ICS shall perform back-up of all the Company transactions at the end of each working day.  Such back-up will be performed at a scheduled time each day and will use an IBM utility product to copy all ICS’s the Company data on a media selected by ICS.

6.             Electronic Data Interchange.  ICS utilizes software developed for EDI X.12 transaction set translation.  ICS has implemented for use on behalf of the Company transaction sets that are utilized commonly in the healthcare industry.

7.             Data Management and Reporting.  ICS shall provide the Company with standard reports as may be reasonably requested by the Company from time to time.  ICS has also developed a set of standard data file extracts that cover distribution and financial activity.  Frequency for report or data file creation is in part based on functional requirement but may be daily, weekly, monthly or on demand.  If customization is needed, the Company and ICS will jointly and reasonably determine the data elements and formats to be included in custom reports, as well as their frequency and data files.  Mutually agreed-upon standard reports and files are included in the pricing provided under this Agreement.  Additional charges will apply to special reports and data files created based upon hourly programming charges as listed in Schedule B for creation of specialized reports.  The Company will be responsible for hardware or software costs directly and for fees listed in Schedule B.

8.             Transfer Protocol.  ICS will make available to the Company data in the form of electronic files on a detail or summary basis that reflects the operational activity in the Company’s DataMart or CARS/IS environment.  The frequency of the data file availability may be event based, daily, weekly or monthly.  Certain timing restrictions apply based on type of data.  Conversely ICS will receive files from the Company for the purpose of file building, file maintenance or order processing.  The data may be delivered in one of four methods: 1) Cyclone Encrypted or PGP encrypted, 2) Secure Website, 3) E-mail (emergency only) or 4) Electronic Data Interchange:

9.             System Disaster Recovery.  ICS shall maintain in place disaster-relief plans consisting of disaster recovery procedures, telecommunications switch over during disaster or emergency period, and AS/400 System switch over during disaster or emergency period (collectively, “Disaster Plans”).  ICS will maintain the Disaster Plans during the Term.

EXHIBIT I

GOVERNMENT CONTRACTING AND REPORTING SERVICES

ICS shall perform the following Services from the Effective Date of the Commercial Outsourcing Services Agreement between ICS and AMAG throughout the Term of the Agreement:

1.     Government Contracting Education Process

1.1.    [***]

1.2.   [***]

2.     Contracting Process

2.1.    [***]

2.2.    [***]

2.3.    [***]

2.3.1. [***]

2.3.2. [***]

2.3.3. [***]

2.3.4. [***]

2.3.5. [***]

2.3.6. [***]

2.4.    [***]

3.     Calculate and Report Required Pricing

3.1.    [***]

3.1.1. [***]

3.2.    [***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

3.2.1. [***]

3.2.2. [***]

3.2.3. [***]

3.3.    Annual Reporting

3.3.1. [***]

3.3.2. [***]

3.3.3. [***]

4.  Process Medicaid Rebates [***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

FIRST AMENDMENT TO

COMMERCIAL OUTSOURCING SERVICES AGREEMENT

This First Amendment to the Commercial Outsourcing Services Agreement (this “Amendment”) is between AMAG Pharmaceuticals, Inc. (the “Company”) and Integrated Commercialization Solutions, Inc. (“ICS”).  This Amendment is effective as of April 14, 2011 (the “Amendment Effective Date”).

RECITALS

A.    The Company and ICS are parties to a Commercial Outsourcing Services Agreement dated October 2008 (the “Agreement”);

B.    Pursuant to the Agreement, among other things, the Company engaged ICS to perform commercialization services for certain pharmaceutical products; and

C.    The parties now wish to amend the Agreement in certain respects.

AMENDMENT

NOW THEREFORE, the parties agree as follows:

1.     Defined Terms.  Capitalized terms in this Amendment that are not defined in this Amendment have the meanings given to them in the Agreement.  If there is any conflict between the Agreement and any provision of this Amendment, this Amendment will control.

2.     Term.  For clarification, the parties agree that Effective Date under the Agreement is defined as October 29, 2008.

3.     Government Contracting.  ICS will not perform Government Contracting and Reporting Services under the Agreement, and the Company will engage Clinical Information Systems Consulting, LLC (“CIS Consulting”) to perform these services.  In connection with the transition from ICS to CIS Consulting:

a.     All references to Government Contracting and Reporting Services in the Agreement and Exhibit I to the Agreement are deleted.

b.     ICS will provide a credit to the Company for data integration services performed by CIS Consulting on a time and materials basis, up to a maximum of $20,000.

c.     ICS will provide a credit to the Company for monthly government pricing calculations performed by CIS Consulting, in the amount of $4,666.67 (based on a quarterly fee of $14,000).  ICS will pay for these services for the entire First Quarter of 2011.

d.     ICS will provide a credit to the Company for monthly state Medicaid & Medicaid managed care claims processing government pricing calculations performed by CIS Consulting, in the amount of $2,833.33 (based on a quarterly fee of $8,500).  ICS will pay for these services beginning in the month of April 2011.

e.     The credits to be provided by ICS to the Company under this Section will be reflected on the monthly invoices submitted by ICS to the Company for the period from the Amendment Effective Date through October 29, 2011.  ICS will issue monthly credits but will require copies of the invoices from CIS for the specified services at the end of each quarter for our auditing purposes. The parties acknowledge and agree that the total credits which shall be issued to Company by ICS shall be approximately $81,833.33. The parties further acknowledge and agree that, notwithstanding anything herein to the contrary, in the event that the Agreement is terminated without cause by ICS, or expires before Company has received all the credits due to it as described in Section 3(b), (c) and (d) above, ICS shall pay Company the remainder of any credits due to Company in the form of a lump sum payment within thirty (30) days after the Agreement has terminated or expired.

4.     No Other Changes.  Except as otherwise provided in this Amendment, the terms and conditions of the Agreement will continue in full force.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the Amendment Effective Date.

Integrated Commercialization Solutions, Inc.		AMAG Pharmaceuticals, Inc.

By:	/s/ Stephen W. McKinnon	By:	/s/ Gary J. Zieziula

Name:	Stephen W. McKinnon	Name:	Gary J. Zieziula

Title:	VP Finance	Title:	Chief Commercial Officer & Executive Vice President

2

SECOND AMENDMENT TO

COMMERCIAL OUTSOURCING SERVICES AGREEMENT

This Second Amendment to the Commercial Outsourcing Services Agreement (this “Amendment”) is between AMAG Pharmaceuticals, Inc. (the “Company”) and Integrated Commercialization Solutions, Inc. (“ICS”).  This Amendment is effective as of October 30, 2011 (the “Amendment Effective Date”).

RECITALS

A.            The Company and ICS are parties to a Commercial Outsourcing Services Agreement dated October 29, 2008, as amended by the First Amendment dated April 14, 2011 (as amended, the “Agreement”);

B.            Pursuant to the Agreement, among other things, the Company engaged ICS to perform commercialization services for certain pharmaceutical products; and

C.            The parties now wish to amend the Agreement in certain respects.

AMENDMENT

NOW THEREFORE, the parties agree as follows:

1.              Defined Terms.  Capitalized terms in this Amendment that are not defined in this Amendment have the meanings given to them in the Agreement.  If there is any conflict between the Agreement and any provision of this Amendment, this Amendment will control.

2.              Term.  Section 4.1 of the Agreement is deleted in its entirety and replaced with the following:

Term.  This Agreement will be effective as of the Effective Date and will continue until January 30, 2012 (the “Term”), unless sooner terminated.  The Term may be extended upon written mutual agreement of the parties, such extension to be negotiated in good faith six (6) months prior to the expiration of the Term.

3.              No Other Changes.  Except as otherwise provided in this Amendment, the terms and conditions of the Agreement will continue in full force.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the Amendment Effective Date.

Integrated Commercialization Solutions, Inc.		AMAG Pharmaceuticals, Inc.

By:	/s/ Stephen W. McKinnon	By:	/s/ Greg Komara

Name:	Stephen W. McKinnon	Name:	Greg Komara

Title:	VP, Finance	Title:	Sr. Mgr, Trade & Mgd Mkt Opts

2

THIRD AMENDMENT TO

COMMERCIAL OUTSOURCING SERVICES AGREEMENT

This Third Amendment to the Commercial Outsourcing Services Agreement (this “Amendment”) is between AMAG Pharmaceuticals, Inc. (the “Company”) and Integrated Commercialization Solutions, Inc. (“ICS”).  This Amendment is effective as of December 1, 2011 (the “Amendment Effective Date”).

RECITALS

A.            The Company and ICS are parties to a Commercial Outsourcing Services Agreement dated October 29, 2008, as amended by the First Amendment dated April 14, 2011 and the Second Amendment dated October 30, 2011 (as amended, the “Agreement”);

B.            Pursuant to the Agreement, among other things, the Company engaged ICS to perform commercialization services for certain pharmaceutical products; and

C.            The parties now wish to amend the Agreement in certain respects.

AMENDMENT

NOW THEREFORE, the parties agree as follows:

1.              Defined Terms.  Capitalized terms in this Amendment that are not defined in this Amendment have the meanings given to them in the Agreement.  If there is any conflict between the Agreement and any provision of this Amendment, this Amendment will control.

2.              New Section 3.4.  A new Section 3.4 is added to the Agreement as follows:

3.4.         Consumer Price Index Changes.  The fees set forth on Schedule B that are expressed in dollars (but not percentages) shall be adjusted annually to reflect increases in the Consumer Price Index for All Urban Consumers, U.S. City Average, for Merchant Wholesalers, nondurable goods, published by the United States Department of Labor on its website at http://www.bls.gov/cpi (the “CPI-U”).  The adjustment shall be effective on the first day of the month following the publication by the United States Department of Labor after each one year anniversary of the Effective Date and shall not exceed [***] percent ([***]%).  By way of example only, if the Effective Date is January 1, 2011, the adjustment would effective on February 1, 2012 following publication of the CPI-U on or about January 15, 2012.  Each of the fees set forth on Schedule B shall be multiplied by the percent increase in the CPI-U, Merchant Wholesalers, nondurable goods during each prior twelve-month period (for purposes of such calculation, the fees shall be the fees set forth on a revised Schedule B provided to the Company on an annual basis).  An example

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

of the calculation of the increase is set forth on Schedule J.  If publication of the CPI-U ceases, or if the CPI-U otherwise becomes unavailable or is altered in such a way as to be unusable, the parties shall agree on the use of an appropriate substitute index published by the Bureau or any successor agency.

3.              Term.  Section 4.1 of the Agreement is deleted in its entirety and replaced with the following:

Term.  This Agreement will be effective as of the Effective Date and will continue until January 31, 2014 (the “Term”), unless sooner terminated.  The Term may be extended upon written mutual agreement of the parties, such extension to be negotiated in good faith six (6) months prior to the expiration of the Term.

4.              Schedule B.  The parties agree that Schedule B to the Agreement is hereby deleted in its entirety and replaced with the attached Revised Schedule B.

5.              Schedule J.  The parties agree that attached Schedule J to the Agreement is hereby added to this Agreement.

6.              No Other Changes.  Except as otherwise provided in this Amendment, the terms and conditions of the Agreement will continue in full force.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the Amendment Effective Date.

Integrated Commercialization Solutions, Inc.		AMAG Pharmaceuticals, Inc.

By:	/s/ Doug Cook	By:	/s/ Frank Thomas

Name:	Doug Cook	Name:	Frank Thomas

Title:	VP, General Manager	Title:	CEO

2

SCHEDULE B

SUMMARY OF FEES

Assumptions:

•                  AMAG will ship to wholesalers, specialty distributors, large clinics and hospitals and specialty pharmacies

•                 852/867 Reporting included in Monthly Management Fee for ABC, McKesson and Cardinal.  Any additional reporting may require additional management and development fees

•                 Standard operation procedures will be followed for all processes.  If any custom work instructions are required, the fees listed may be impacted

Fee	Amount	Description
3PL Services
Monthly Management Fee
Customer Service Warehouse & Distribution Returns Management Finance Contract & Chargeback Management Information Technology & Reporting 852/867 Reporting — ABC, MCK, CAH	$[***]/month

Address customer inquiries as AMAG

Manage Customer Relationship

Account Set Up

License Verification

Order Processing

Returns

Product Inquiries

Inventory pick, pack and ship from ICS distribution center

AMAG-Branded Packing Slips

Daily Cycle Counts

One Physical Inventory Count per annum

Inventory Management

Invoicing as AMAG

Establish Credit Limits

Process Returns

Call Triage

Accounts Receivable Management

Collections

Maintenance of government and non-government reports

Process chargeback requests from wholesalers

Debit memo processing

Reconciliation reporting

Maintenance of AMAG specific DataMart and web reporting tool

Maintenance of Crystal Enterprise for web reporting

Future upgrades to ICS’ software

Includes two licenses to Crystal Enterprise reporting tool

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

3

Fee	Amount	Description
Dual Distribution/disaster recovery from Reno Facility	$[***]/month	Management fee for dual distribution and/or disaster recovery from the Reno Facility
Customer Service Fees
Order Processing Fee	$[***]/order MANUAL

Order is defined as a shipment to a unique address that leaves the distribution center, regardless of the number of cartons or packages that constitute that shipment and/or the number of inbound requests for said Order.

	$[***]/order EDI	Electronic orders are those that are imported into the system automatically without manual intervention from customer service.
Customer Setup Fee	$[***]/account	Assessed for every new account setup completed for an authorized AMAG customer. This includes license receipt and verification after initial launch setup.
Drop Shipment Surcharge	$[***]/order

Assessed in addition to Per Order fees outlined above, when drop shipments are requested. Drop Shipments are defined as shipments that are shipped directly to an end customer of the wholesaler, and invoiced directly to the wholesaler.

Allocation Fee	$[***]/week

Order allocations encompass any inbound orders to ICS that needs to have original conditions revised and/or altered (i.e. manual intervention) as opposed to allowing the order to automatically flow through the order process system. An example of an allocation would be a backorder situation.

Rush Order	$[***]/order	Orders that are received and processed between 3pm and 5pm Eastern Time, at the request of the AMAG.
Emergency Order	$[***]/order

Emergency shipments are defined as any order received outside of scheduled working hours (currently M-F 8am to 5pm Eastern Time) requiring ICS staff to return to the ICS facility to process the order within the same day.

International Order	$[***]/order	Fee applied in addition to any order processing fees.
Warehouse & Distribution Fees
Product Storage	$[***]/pallet (ambient/marketing materials)	Monthly fee for controlled room temperature pallet storage.
	$[***]/pallet (premium ambient/marketing materials storage	Monthly fee for controlled room temperature pallet storage in Reno.
Order Processing Fees	$[***]/order

Order is defined as a shipment to a unique address that leaves the distribution center, regardless of the number of cartons or packages that constitute that shipment and/or the number of inbound requests for said Order.

	$[***]/unit	This fee is in addition to the per order fee for each additional unit that is shipped in the order.
Hazardous Material Fee	$[***]/order	Fee in addition to the per order fee for each order that requires hazardous shipping documentation.
Case Break Fee	$[***]/order	Fee in addition to the per order fee for each order shipped at the

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

4

Fee	Amount	Description
Bulk Shipment Fee	$[***]/case	vial/bottle level. Bulk shipments incur an additional surcharge per case.
Packing Supplies	[***]	Any packing materials that ICS must provide for the AMAG to ship Commercial and Non-Commercial Products.
Freight	[***]	ICS will share AmerisourceBergen Corporation (ABC) discounted rates with AMAG with a mark-up of 10%.
Finance
Invoice Processing	$[***]/invoice	Fee for sending invoice (electronic or paper) to customer, collection efforts and cash posting.
Credit/Rebill Transactions	$[***]/each	Any AMAG requested credit or rebill transactions keyed in the system.
Credit Verification Reports — Dun & Bradstreet	$[***]/report	Any AMAG requested credit report. Dun & Bradstreet (D&B) typically tracks information for corporate customers.
Credit Verification Reports — Experian	$[***]/report	Any AMAG requested credit report. Experian typically tracks information for individual customers such as physicians.
Returns Management
RGA Initiation	$[***]/RGA	RGA: Returned Goods Authorization. Fee for processing return request from customer and sending the customer an RGA.
Return Processing	$[***]/unit	Receipt of physical return at the distribution center. Fee includes itemizing contents of the return
Return Processing	$[***]/line	Fee applied in addition to Return Processing fee for handling and counting additional lines.
Returns Storage	$[***]/pallet	Monthly fee for controlled room temperature pallet storage.
Contract and Chargeback Management
Chargeback Processing — Manual	$[***]/line

Each SKU is considered a line. If customers cannot send information electronically, they will mail information for manual processing. ICS and Customer must have copies of contracts in order to process chargebacks without manual intervention.

Chargeback Processing — Electronic	$[***]/line	Each SKU is considered a line. Customers will typically send chargebacks electronically according to HDMA standards.
Information Technology and Reporting
Custom Reports	$[***]/hour	Fee for reports created that are not part of the standard reports provided by ICS. Hourly report creation fees assessed for initial report creation but not thereafter for running the same report.
Custom Development Services	$[***]/hour	Fee for customized processes developed at the request of AMAG. Hourly fees will be assessed and approved by AMAG before development work is to begin.
Additional Fees
Product Destruction	[***]	Destruction of product per AMAG’s request and instruction.
FedEx/UPS/Postage Expenses	[***]	Freight expenses for shipments of documents or any other shipments related to daily operations on behalf of AMAG.
Pre-Approved Assessorial Labor Charge - Warehouse	$[***]/hour	This fee will be assessed for work that is completed outside the scope of the agreed upon services outlined in the Services

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

5

Fee	Amount	Description
	$[***]/hour overtime	Agreement. AMAG must provide prior approval before assessorial labor takes place.
Pre-Approved Assessorial Labor Charge — Office Staff	$[***]/hour

This fee will be assessed for work that is completed outside the scope of the agreed upon services outlined in the Services Agreement. AMAG must provide prior approval before assessorial labor takes place.

Pre-Approved Assessorial Labor Charge — QC, Management	$[***]/hour

This fee will be assessed for work that is completed outside the scope of the agreed upon services outlined in the Services Agreement. AMAG must provide prior approval before assessorial labor takes place.

ICS Travel	[***]	This is for AMAG requested travel. AMAG must provide prior approval before travel takes place.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

6

SCHEDULE J

EXAMPLE OF PRICE ADJUSTMENT CALCULATION

Effective Date:	January 1, 2011
CPI-U for “Merchant Wholesaler, nondurable goods”	January 2009: [***]
CPI-U for “Merchant Wholesaler, nondurable goods”	January 2010: [***]
(published on or about January 15, 2012)

Change in CPI-U:	[***]
Percentage change in CPI-U:	[***]

[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

7

FOURTH AMENDMENT TO

COMMERCIAL OUTSOURCING SERVICES AGREEMENT

This Fourth Amendment to the Commercial Outsourcing Services Agreement (this “Amendment”) is between AMAG Pharmaceuticals, Inc. (the “Company”) and Integrated Commercialization Solutions, Inc. (“ICS”).  This Amendment is effective as of August 1, 2012 (the “Amendment Effective Date”).

RECITALS

A.            The Company and ICS are parties to a Commercial Outsourcing Services Agreement dated October 2008, as amended by the First Amendment dated April 14, 2011, the Second Amendment dated October 30, 2011 and the Third Amendment dated December 1, 2011 (as amended, the “Agreement”);

B.            Pursuant to the Agreement, among other things, the Company engaged ICS to perform commercialization services for certain pharmaceutical products; and

C.            The parties now wish to amend the Agreement in certain respects.

AMENDMENT

NOW THEREFORE, the parties agree as follows:

1.              Defined Terms.  Capitalized terms in this Amendment that are not defined in this Amendment have the meanings given to them in the Agreement.  If there is any conflict between the Agreement and any provision of this Amendment, this Amendment will control.

2.              Sample Product Distribution.  The parties agree that beginning in approximately October or November 2012, when requested by Company, ICS will distribute Sample Products under the terms of attached Exhibit J and Company shall pay ICS the Sample Fees identified on Revised Schedule B.  In addition, the parties agree that if the first month that the new services are provided is a partial month, then ICS will prorate the applicable fees for such services.

3.              No Other Changes.  Except as otherwise provided in this Amendment, the terms and conditions of the Agreement will continue in full force.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the Amendment Effective Date.

Integrated Commercialization Solutions, Inc.		AMAG Pharmaceuticals, Inc.

By:	/s/ Stephen W. McKinnon	By:	/s/ Jeffrey B. Hart

Name:	Stephen W. McKinnon	Name:	Jeffrey B. Hart

Title:	VP, Finance	Title:	VP, Commercial Analytics

SCHEDULE B

SUMMARY OF FEES

Assumptions:

•                  AMAG will ship to wholesalers, specialty distributors, large clinics and hospitals and specialty pharmacies

•                  852/867 Reporting included in Monthly Management Fee for ABC, McKesson and Cardinal.  Any additional reporting may require additional management and development fees

•                  Standard operation procedures will be followed for all processes.  If any custom work instructions are required, the fees listed may be impacted

Fee	Amount	Description

3PL Services

Monthly Management Fee

Customer Service Warehouse & Distribution Returns Management Finance Contract & Chargeback Management Information Technology & Reporting 852/867 Reporting — ABC, MCK, CAH	[***]/month

Address customer inquiries as AMAG

Manage Customer Relationship

Account Set Up

License Verification

Order Processing

Returns

Product Inquiries

Inventory pick, pack and ship from ICS distribution center

AMAG-Branded Packing Slips

Daily Cycle Counts

One Physical Inventory Count per annum

Inventory Management

Invoicing as AMAG

Establish Credit Limits

Process Returns

Call Triage

Accounts Receivable Management

Collections

Maintenance of government and non-government reports

Process chargeback requests from wholesalers

Debit memo processing

Reconciliation reporting

Maintenance of AMAG specific DataMart and web reporting tool

Maintenance of Crystal Enterprise for web reporting

Future upgrades to ICS’ software

Includes two licenses to Crystal Enterprise reporting tool

Dual Distribution/disaster recovery from Reno Facility	[***]	Management fee for dual distribution and/or disaster recovery from the Reno Facility

Customer Service Fees

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2

Fee	Amount	Description

Order Processing Fee	[***]/order MANUAL [***]/order EDI

Order is defined as a shipment to a unique address that leaves the distribution center, regardless of the number of cartons or packages that constitute that shipment and/or the number of inbound requests for said Order.

Electronic orders are those that are imported into the system automatically without manual intervention from customer service.

Customer Setup Fee	[***]/account	Assessed for every new account setup completed for an authorized AMAG customer. This includes license receipt and verification after initial launch setup.

Drop Shipment Surcharge	$[***]/order

Assessed in addition to Per Order fees outlined above, when drop shipments are requested.  Drop Shipments are defined as shipments that are shipped directly to an end customer of the wholesaler, and invoiced directly to the wholesaler.

Allocation Fee	[***]/week

Order allocations encompass any inbound orders to ICS that needs to have original conditions revised and/or altered (i.e. manual intervention) as opposed to allowing the order to automatically flow through the order process system.  An example of an allocation would be a backorder situation.

Rush Order	[***]/order	Orders that are received and processed between 3pm and 5pm Eastern Time, at the request of the AMAG.

Emergency Order	[***]/order

Emergency shipments are defined as any order received outside of scheduled working hours (currently M-F 8am to 5pm Eastern Time) requiring ICS staff to return to the ICS facility to process the order within the same day.

International Order	[***]/order	Fee applied in addition to any order processing fees.

Warehouse & Distribution Fees

Product Storage	[***]/pallet (ambient/marketing materials) [***]/pallet (premium ambient/marketing materials storage	Monthly fee for controlled room temperature pallet storage. Monthly fee for controlled room temperature pallet storage in Reno.

Order Processing Fees	[***]/order

Order is defined as a shipment to a unique address that leaves the distribution center, regardless of the number of cartons or packages that constitute that shipment and/or the number of inbound requests for said Order.

	[***]/unit	This fee is in addition to the per order fee for each additional unit that is shipped in the order.

Hazardous Material Fee	[***]/order	Fee in addition to the per order fee for each order that requires hazardous shipping documentation.

Case Break Fee Bulk Shipment Fee	[***]/order [***]/case	Fee in addition to the per order fee for each order shipped at the vial/bottle level. Bulk shipments incur an additional surcharge per case.

Packing Supplies	[***]	Any packing materials that ICS must provide for the AMAG to ship Commercial and Non-Commercial Products.

Freight	[***]	ICS will share AmerisourceBergen Corporation (ABC) discounted rates with AMAG with a mark-up of 10%.

Finance

Invoice Processing	[***]/invoice	Fee for sending invoice (electronic or paper) to customer, collection efforts and cash posting.

Credit/Rebill Transactions	[***]/each	Any AMAG requested credit or rebill transactions keyed in the system.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

3

Fee	Amount	Description

Credit Verification Reports — Dun & Bradstreet	[***]/report	Any AMAG requested credit report. Dun & Bradstreet (D&B) typically tracks information for corporate customers.

Credit Verification Reports — Experian	[***]/report	Any AMAG requested credit report. Experian typically tracks information for individual customers such as physicians.

Returns Management

RGA Initiation	[***]/RGA	RGA: Returned Goods Authorization. Fee for processing return request from customer and sending the customer an RGA.

Return Processing	[***]/unit	Receipt of physical return at the distribution center. Fee includes itemizing contents of the return

Return Processing	[***]/line	Fee applied in addition to Return Processing fee for handling and counting additional lines.

Returns Storage	[***]/pallet	Monthly fee for controlled room temperature pallet storage.

Contract and Chargeback Management

Chargeback Processing — Manual	[***]/line

Each SKU is considered a line.  If customers cannot send information electronically, they will mail information for manual processing.  ICS and Customer must have copies of contracts in order to process chargebacks without manual intervention.

Chargeback Processing — Electronic	[***]/line	Each SKU is considered a line. Customers will typically send chargebacks electronically according to HDMA standards.

Information Technology and Reporting

Custom Reports	[***]/hour	Fee for reports created that are not part of the standard reports provided by ICS. Hourly report creation fees assessed for initial report creation but not thereafter for running the same report.

Custom Development Services	[***]/hour	Fee for customized processes developed at the request of AMAG. Hourly fees will be assessed and approved by AMAG before development work is to begin.

Additional Fees

Product Destruction	[***]	Destruction of product per AMAG’s request and instruction.

FedEx/UPS/Postage Expenses	[***]	Freight expenses for shipments of documents or any other shipments related to daily operations on behalf of AMAG.

Pre-Approved Assessorial Labor Charge - Warehouse	[***]/hour [***]/hour overtime

This fee will be assessed for work that is completed outside the scope of the agreed upon services outlined in the Services Agreement.  AMAG must provide prior approval before assessorial labor takes place.

Pre-Approved Assessorial Labor Charge — Office Staff	[***]/hour

This fee will be assessed for work that is completed outside the scope of the agreed upon services outlined in the Services Agreement.  AMAG must provide prior approval before assessorial labor takes place.

Pre-Approved Assessorial Labor Charge — QC, Management	[***]/hour

This fee will be assessed for work that is completed outside the scope of the agreed upon services outlined in the Services Agreement.  AMAG must provide prior approval before assessorial labor takes place.

ICS Travel	Expenses plus employee time	This is for AMAG requested travel. AMAG must provide prior approval before travel takes place.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

4

Fee	Amount	Description

Samples Program

Monthly Management	[***]/month

Customer Service — Per Order	[***] EDI [***] Manual

Customer Service — Outbound phone call for sample compliance	[***] Manual

Customer Service — Acknowledgement of Content from UPS	[***] pass through fee from sample sure for AOC

Warehouse — Per Order	[***]

Warehouse — Per Unit	[***]

Storage	[***] Per Pallet

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

5

EXHIBIT J

WAREHOUSING AND DISTRIBUTION OF SAMPLE PRODUCTS

The parties will perform the following Services on and after the program launch date during the Term of the Agreement:

1.              Sample Products.  “Sample Products” means Feraheme® (ferumoxytol) Injection, which is not intended to be sold and is labeled as such and is given to customers free of charge to promote sales.

2.              Storage and Shipment of Samples.  ICS will warehouse, inventory and distribute Samples and Free Goods consistent with standards for warehousing, inventory and distribution Services under Exhibit B.  ICS will distribute Samples by mail or common carrier.  ICS’s obligation to perform Services is conditioned on the Company’s performance of tasks as specified under Exhibit B.

3.              Recipients.  For purposes of sending Samples, the Company will, from time to time, provide ICS with a current and accurate list of recipients authorized to receive Sample Products (“Recipients”), including additions, corrections, and deletions.  At a minimum, the list will include the name and ship-to address of each Recipient.  ICS will adhere to its standard operating procedures for distribution of Sample Products to Recipients, as well as all Requirements of Law, including without limitation the PDMA, pertaining to distribution of samples to Recipients. ICS shall not ship Sample Products to any recipient unless authorized by Company.

4.                          Physician Recipients.  Prior to each delivery of Sample Product by ICS to a Physician Recipient, the Company will provide ICS with a completed sample request form in a form mutually agreed upon by the Parties, which must be signed by the physician making the request for Sample Products (the “Sample Request Form”).  The Sample Request Form will contain the following information:

4.1  The applicable state license or authorization number (or DEA number where a controlled substance is requested) for the physician authorized to receive Samples Products;

4.2  The name, address, professional title and signature of the physician making the request;

4.3  The proprietary or established name and strength of the Sample Product requested;

4.4  The amount of Sample Product requested;

4.5             The date of the request;

4.6             The full names of the Company and ICS; and

4.7  Any other information required by § 203.30 or other applicable law for the distribution of Sample Products to a physician.

4.8                   Pharmacy or Hospital Recipients.  Prior to each delivery of Sample Product by ICS to pharmacy or hospital Recipient, the Company will provide ICS with a completed Sample Request Form, which is signed by the physician making the request.  The Sample Request Form must contain all of the information listed in Sections 4.1-4.7 and must also include the name and address of the pharmacy or hospital to which the Sample Product will be delivered.

6

5.              Receipts for Sample Products.  Upon delivery of the Sample Product, ICS will obtain a receipt that contains the following information:

5.1                   Physician Recipient.  If the Recipient is a physician, the receipt will include at a minimum: (a) the signature of the physician or the physician’s authorized designee acknowledging delivery of the Sample Product; (b) the physician’s name, address, professional title; (c) the proprietary or established name and strength of the Sample Product; (d) the quantity of the Sample Product delivered; and (e) the date of delivery.

5.2                   Pharmacy or Hospital Recipients.  If the Recipient is a Pharmacy or Hospital, the receipt will include at a minimum: (a) the name and address of the licensed physician requesting the Sample Product; (b) the name and address of the pharmacy or hospital designated to receive the Sample Product; (c) the name, address, professional title and signature of the person acknowledging delivery of the Sample Product; (d) the proprietary or established name and strength of the Sample Product; (e) the quantity of the Sample Product requested; and (vi) the date of delivery.

6.       Reconciliation of Sample Product Requests and Receipts; Losses.  ICS will be responsible for reconciling sample requests, receipts and inventory of Sample Products as mutually agreed by the parties and consistent with all Requirements of Law.  ICS will report all discrepancies, thefts and losses involving Sample Products to the Company.  The Company will develop an appropriate definition for “Significant Loss,” and will be responsible for determining whether any discrepancy, theft or loss constitutes a Significant Loss.  If the Company in its discretion determines that a Significant Loss exists, the Company will notify the FDA of the loss consistent with PDMA requirements.

7.        Record Keeping Requirements.  The Company and ICS will create and maintain all applicable forms and records required by all Requirements of Law applicable to warehousing and distribution of Samples and Free Goods including PDMA, Rules and Controlled Substance Laws.  Before the distribution of any Samples or Free Goods, the Company and ICS will identify in a separate written procedure the specific forms and records each will maintain so that distribution of Samples and Free Goods will comply with all Requirements of Law.  The Company and ICS will permit the other, upon reasonable advance notice, to audit and inspect all such forms and records it creates or maintains in distributing Samples Products.  The Company and ICS will cooperate and assist with, and will provide the other with access to and copies of, such forms and records as may be useful in responding to, regulatory agency inspections or requests for such forms or records.

7

FIFTH AMENDMENT TO

COMMERCIAL OUTSOURCING SERVICES AGREEMENT

This Fifth Amendment to the Commercial Outsourcing Services Agreement (this “Amendment”) is between AMAG Pharmaceuticals, Inc. (the “Company”) and Integrated Commercialization Solutions, Inc. (“ICS”).  This Amendment is effective as of August 1, 2013 (the “Amendment Effective Date”).

RECITALS

A.            The Company and ICS are parties to a Commercial Outsourcing Services Agreement dated October 2008, as amended by the First Amendment dated April 14, 2011, the Second Amendment dated October 30, 2011, the Third Amendment dated December 1, 2011, and the Fourth Amendment dated August 1, 2012 (as amended, the “Agreement”);

B.            Pursuant to the Agreement, among other things, the Company engaged ICS to perform commercialization services for certain pharmaceutical products; and

C.            The parties now wish to amend the Agreement in certain respects.

AMENDMENT

NOW THEREFORE, the parties agree as follows:

1.              Defined Terms.  Capitalized terms in this Amendment that are not defined in this Amendment have the meanings given to them in the Agreement.  If there is any conflict between the Agreement and any provision of this Amendment, this Amendment will control.

2.              Section 6.2 Food and Drug Act.  Section 6.2(c) and (d) only apply to Feraheme® (ferumoxytol) Injection,

3.              Schedule A.  The parties agree that Schedule A to the Agreement is hereby deleted in its entirety and replaced with the attached Revised Schedule A.

3.              Schedule B.  The parties agree that Schedule B to the Agreement is hereby deleted in its entirety and replaced with the attached Revised Schedule B.

4.              No Other Changes.  Except as otherwise provided in this Amendment, the terms and conditions of the Agreement will continue in full force.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the Amendment Effective Date.

Integrated Commercialization Solutions, Inc.		AMAG Pharmaceuticals, Inc.

By:	/s/ Stephen W. McKinnon	By:	/s/ Gregory Madison

Name:	Stephen W. McKinnon	Name:	Gregory Madison

Title:	SVP, GM	Title:	EVP & Chief Commercial Officer

SIXTH AMENDMENT TO

COMMERCIAL OUTSOURCING SERVICES AGREEMENT

This Sixth Amendment to the Commercial Outsourcing Services Agreement (this “Amendment”) is between AMAG Pharmaceuticals, Inc. (the “Company”) and Integrated Commercialization Solutions, Inc. (“ICS”).  This Amendment is effective as of January 14, 2014 (the “Amendment Effective Date”).

RECITALS

A.            The Company and ICS are parties to a Commercial Outsourcing Services Agreement dated October 29, 2008, as amended by the First Amendment dated April 14, 2011, the Second Amendment dated October 30, 2011, the Third Amendment dated December 1, 2011, the Fourth Amendment dated August 1, 2012 and the Fifth Amendment dated August 1, 2013 (as amended, the “Agreement”);

B.            Pursuant to the Agreement, among other things, the Company engaged ICS to perform commercialization services for certain pharmaceutical products; and

C.            The parties now wish to amend the Agreement in certain respects.

AMENDMENT

NOW THEREFORE, the parties agree as follows:

1.              Defined Terms.  Capitalized terms in this Amendment that are not defined in this Amendment have the meanings given to them in the Agreement.  If there is any conflict between the Agreement and any provision of this Amendment, this Amendment will control.

2.              Term.  Section 4.1 of the Agreement is deleted in its entirety and replaced with the following:

Term.  This Agreement will be effective as of the Effective Date and will continue until January 31, 2017 (the “Term”), unless sooner terminated.  The Term may be extended upon written mutual agreement of the parties, such extension to be negotiated in good faith six (6) months prior to the expiration of the Term.

3.              Fees. Revised Schedule B Summary of Fees shall be deleted in its entirety and replaced with the attached Revised Schedule B Summary of Fees.

4.              No Other Changes.  Except as otherwise provided in this Amendment, the terms and conditions of the Agreement will continue in full force.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the Amendment Effective Date.

Integrated Commercialization Solutions, Inc.		AMAG Pharmaceuticals, Inc.

By:	/s/ Stephen W. McKinnon	By:	/s/ Frank E. Thomas

Name:	Stephen W. McKinnon	Name:	Frank E. Thomas

Title:	VP Finance	Title:	Executive Vice President, Chief Operating Officer

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